UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: March 31, 2012

ITEM 1.	SCHEDULE OF INVESTMENTS

WESTERN ASSET FUNDS, INC.

WESTERN ASSET CORE PLUS BOND FUND

FORM N-Q

MARCH 31, 2012

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
CORPORATE BONDS & NOTES - 32.2%
CONSUMER DISCRETIONARY - 3.0%
Automobiles - 0.2%
Daimler Finance NA LLC, Senior Notes	2.625%	9/15/16	10,190,000	$10,515,896	(a)
DaimlerChrysler North America Holding Corp., Notes	6.500%	11/15/13	1,390,000	1,513,763
Ford Motor Credit Co., LLC, Senior Notes	5.000%	5/15/18	5,300,000	5,490,037

Total Automobiles				17,519,696

Diversified Consumer Services - 0.1%
Service Corp. International, Senior Notes	7.500%	4/1/27	5,385,000	5,452,313

Hotels, Restaurants & Leisure - 0.1%
CityCenter Holdings LLC/CityCenter Finance Corp., Senior Secured Notes	7.625%	1/15/16	4,380,000	4,620,900
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	228,000	222,870	(a)
Marriott International Inc.	5.810%	11/10/15	7,950,000	8,687,927
McDonald’s Corp., Medium Term Notes	5.350%	3/1/18	310,000	370,993
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	1,645,000	1,860,906
Mohegan Tribal Gaming Authority, Senior Secured Notes	10.500%	12/15/16	245,000	211,313	(a)

Total Hotels, Restaurants & Leisure				15,974,909

Media - 2.2%
CBS Corp.	7.625%	1/15/16	5,500,000	6,388,927
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.000%	1/15/19	16,640,000	17,638,400
Comcast Cable Communications Holdings Inc., Senior Notes	9.455%	11/15/22	3,150,000	4,566,486
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	40,000	51,966
Comcast Corp., Notes	6.500%	1/15/15	3,760,000	4,290,374
Comcast Corp., Notes	5.875%	2/15/18	10,000	11,835
Comcast Corp., Notes	6.450%	3/15/37	11,139,000	13,331,367
Comcast Corp., Senior Notes	6.300%	11/15/17	1,210,000	1,459,818
Comcast Corp., Senior Notes	6.500%	1/15/17	3,140,000	3,756,944
Comcast Corp., Senior Notes	6.950%	8/15/37	8,460,000	10,710,986
Comcast Corp., Senior Notes	6.400%	3/1/40	4,350,000	5,349,556
COX Communications Inc., Senior Notes	5.450%	12/15/14	4,750,000	5,280,361
CSC Holdings LLC, Senior Notes	8.625%	2/15/19	1,105,000	1,270,750
DISH DBS Corp., Senior Notes	7.000%	10/1/13	6,340,000	6,767,950
DISH DBS Corp., Senior Notes	6.625%	10/1/14	255,000	277,950
DISH DBS Corp., Senior Notes	7.750%	5/31/15	1,610,000	1,829,363
DISH DBS Corp., Senior Notes	6.750%	6/1/21	4,610,000	4,967,275
EchoStar DBS Corp., Senior Notes	7.125%	2/1/16	2,065,000	2,284,406
Gannett Co. Inc.	6.375%	4/1/12	4,560,000	4,560,000
News America Inc.	6.750%	1/9/38	200,000	217,221
News America Inc., Senior Notes	4.500%	2/15/21	1,140,000	1,215,622
News America Inc., Senior Notes	6.200%	12/15/34	260,000	288,345
News America Inc., Senior Notes	6.650%	11/15/37	1,330,000	1,550,296
Reed Elsevier Capital Inc., Notes	8.625%	1/15/19	12,205,000	15,388,125
Time Warner Cable Inc., Debentures	7.300%	7/1/38	5,000,000	6,304,985
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	13,930,000	18,159,218
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	14,010,000	17,917,417
Time Warner Cable Inc., Senior Notes	4.125%	2/15/21	1,650,000	1,714,164
Time Warner Cable Inc., Senior Notes	4.000%	9/1/21	1,045,000	1,070,692
Time Warner Cable Inc., Senior Notes	6.750%	6/15/39	4,955,000	5,908,015
Time Warner Cable Inc., Senior Notes	5.875%	11/15/40	11,440,000	12,326,348
Time Warner Cable Inc., Senior Notes	5.500%	9/1/41	660,000	691,369
Time Warner Entertainment Co., LP, Senior Notes	8.375%	7/15/33	20,000	26,717
Time Warner Inc., Senior Notes	4.750%	3/29/21	9,220,000	10,125,865
Time Warner Inc., Senior Notes	6.250%	3/29/41	950,000	1,085,520
United Business Media Ltd., Notes	5.750%	11/3/20	5,920,000	5,853,495	(a)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	7,980,000	8,139,600	(a)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Media - continued
WPP Finance UK, Senior Notes	8.000%	9/15/14	3,830,000	$4,391,175

Total Media				207,168,903

Multiline Retail - 0.1%
Target Corp.	4.000%	6/15/13	5,340,000	5,549,162

Specialty Retail - 0.3%
Autozone Inc.	6.950%	6/15/16	10,890,000	12,822,322
Home Depot Inc.	5.250%	12/16/13	5,510,000	5,949,709
Home Depot Inc.	5.400%	3/1/16	8,230,000	9,497,387

Total Specialty Retail				28,269,418

TOTAL CONSUMER DISCRETIONARY				279,934,401

CONSUMER STAPLES - 2.4%
Beverages - 0.6%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	12,290,000	14,443,159
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	4,620,000	5,329,165
Diageo Finance BV	3.250%	1/15/15	11,360,000	12,047,496
PepsiCo Inc., Senior Notes	7.900%	11/1/18	45,000	60,483
Pernod-Ricard SA, Senior Notes	2.950%	1/15/17	4,370,000	4,414,264	(a)
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	18,695,000	18,963,666	(a)

Total Beverages				55,258,233

Food & Staples Retailing - 0.6%
CVS Caremark Corp., Senior Notes	6.600%	3/15/19	12,451,000	15,358,831
CVS Corp., Pass-Through Trust	9.350%	1/10/23	3,020,000	3,174,080	(a)
CVS Corp., Pass-Through Trust, Secured Bonds	5.789%	1/10/26	98,572	106,212	(a)
CVS Corp., Pass-Through Trust, Secured Notes	6.943%	1/10/30	2,630,413	3,027,027
CVS Pass-Through Trust, Secured Notes	5.298%	1/11/27	457,530	469,776	(a)
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	5,095,781	5,415,592
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	13,165,349	14,434,357
Delhaize Group, Senior Notes	6.500%	6/15/17	120,000	138,678
Kroger Co., Senior Notes	6.400%	8/15/17	1,270,000	1,531,159
Safeway Inc., Senior Notes	6.350%	8/15/17	310,000	360,719
Safeway Inc., Senior Notes	3.950%	8/15/20	4,120,000	4,085,664
Safeway Inc., Senior Notes	4.750%	12/1/21	9,480,000	9,800,159
Wal-Mart Stores Inc., Notes	5.800%	2/15/18	180,000	218,976
Wal-Mart Stores Inc., Notes	6.200%	4/15/38	2,260,000	2,881,331

Total Food & Staples Retailing				61,002,561

Food Products - 0.4%
Ahold Lease USA Inc., Pass-Through Certificates	8.620%	1/2/25	7,604,620	9,505,775	(b)
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	21,220,000	24,531,233

Total Food Products				34,037,008

Household Products - 0.1%
Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC, Senior Secured Notes	8.750%	10/15/16	6,230,000	6,588,225	(a)

Tobacco - 0.7%
Altria Group Inc., Senior Notes	9.250%	8/6/19	11,630,000	15,639,210
Altria Group Inc., Senior Notes	4.750%	5/5/21	13,100,000	14,081,622
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	13,490,000	13,302,287
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	8,700,000	8,582,820
Reynolds American Inc., Senior Notes	7.250%	6/1/12	1,720,000	1,735,960
Reynolds American Inc., Senior Notes	6.750%	6/15/17	8,430,000	10,042,305
Reynolds American Inc., Senior Secured Notes	7.625%	6/1/16	100,000	120,020

Total Tobacco				63,504,224

TOTAL CONSUMER STAPLES				220,390,251

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
ENERGY - 5.2%
Energy Equipment & Services - 0.3%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	230,000	$303,447
Baker Hughes Inc., Senior Notes	3.200%	8/15/21	10,730,000	10,800,711	(a)
Compagnie Generale de Geophysique-Veritas, Senior Notes	6.500%	6/1/21	1,420,000	1,448,400
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	5,520,000	5,671,800
SESI LLC, Senior Notes	7.125%	12/15/21	2,400,000	2,592,000	(a)
Transocean Inc., Senior Notes	5.250%	3/15/13	360,000	372,524
Transocean Ltd.	6.000%	3/15/18	6,015,000	6,658,713

Total Energy Equipment & Services				27,847,595

Oil, Gas & Consumable Fuels - 4.9%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	11,507,000	14,215,103
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	10,709,000	12,724,616
Apache Corp., Senior Notes	6.000%	1/15/37	240,000	292,481
Apache Corp., Senior Notes	5.100%	9/1/40	15,000,000	16,375,845
Arch Coal Inc., Senior Notes	7.000%	6/15/19	11,600,000	10,701,000	(a)
BP Capital Markets PLC, Senior Notes	5.250%	11/7/13	19,410,000	20,741,817
BP Capital Markets PLC, Senior Notes	3.875%	3/10/15	6,440,000	6,906,848
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	1,270,000	1,307,743
Chesapeake Energy Corp., Senior Notes	6.875%	8/15/18	270,000	278,100
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	731,000	780,342
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	10,174,000	10,352,045
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	8,594,000	8,937,760
Concho Resources Inc., Senior Notes	6.500%	1/15/22	4,699,000	4,957,445
Concho Resources Inc., Senior Notes	5.500%	10/1/22	2,440,000	2,403,400
Conoco Funding Co.	7.250%	10/15/31	810,000	1,104,793
ConocoPhillips	5.900%	10/15/32	10,000	12,132
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	638,000	857,126
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	5,910,000	6,175,950
Devon Energy Corp.	6.300%	1/15/19	14,500,000	17,695,785
Devon Energy Corp., Debentures	7.950%	4/15/32	970,000	1,363,054
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	3,267,000	3,713,302
El Paso Corp., Senior Subordinated Notes	7.000%	6/15/17	19,000,000	21,157,336
Energy Transfer Partners LP	6.125%	2/15/17	5,305,000	5,927,112
Enterprise Products Operating LLC, Senior Bonds	6.300%	9/15/17	14,300,000	16,857,955
Enterprise Products Operating LLC, Senior Notes	4.050%	2/15/22	15,990,000	16,558,205
Enterprise Products Operating LLC, Senior Notes	6.125%	10/15/39	830,000	934,707
Enterprise Products Operating LLC, Senior Notes	5.700%	2/15/42	8,250,000	8,920,246
Hess Corp., Notes	8.125%	2/15/19	19,670,000	25,402,349
Kerr-McGee Corp., Notes	6.950%	7/1/24	4,730,000	5,712,653
Kerr-McGee Corp., Notes	7.875%	9/15/31	8,240,000	10,625,669
Kinder Morgan Energy Partners LP, Senior Notes	5.850%	9/15/12	20,000	20,414
Kinder Morgan Energy Partners LP, Senior Notes	5.000%	12/15/13	1,879,000	1,995,359
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	5,190,000	5,982,056
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.250%	6/15/22	2,630,000	2,761,500
Noble Energy Inc., Senior Notes	8.250%	3/1/19	14,600,000	18,334,403
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	9,940,000	10,028,168
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	7,345,000	7,345,000
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	21,623,000	24,650,220
Pemex Project Funding Master Trust, Senior Notes	1.080%	12/3/12	104,000	103,636	(a)(c)
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	7,930,000	8,347,142
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	6,250,000	7,068,750
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	5,457,000	6,045,265
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	32,920,000	35,446,248
QEP Resources Inc., Senior Notes	6.875%	3/1/21	8,800,000	9,724,000
Range Resources Corp., Senior Notes	5.000%	8/15/22	3,670,000	3,624,125
Range Resources Corp., Senior Subordinated Notes	6.750%	8/1/20	6,330,000	6,868,050
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	6,713,000	7,115,780

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Oil, Gas & Consumable Fuels - continued
Seariver Maritime Financial Holdings	0.000%	9/1/12	70,000	$69,464
Shell International Finance BV, Senior Notes	4.375%	3/25/20	1,910,000	2,185,588
Shell International Finance BV, Senior Notes	6.375%	12/15/38	6,665,000	8,818,175
Statoil ASA, Senior Notes	3.125%	8/17/17	4,000,000	4,290,848
Williams Cos. Inc., Debentures	7.500%	1/15/31	453,000	543,677
Williams Cos. Inc., Notes	7.875%	9/1/21	7,877,000	9,816,396
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	242,000	294,807
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	2,891,000	3,811,252
Williams Partners LP, Senior Notes	5.250%	3/15/20	3,340,000	3,681,973
WPX Energy Inc., Senior Notes	6.000%	1/15/22	4,530,000	4,530,000	(a)

Total Oil, Gas & Consumable Fuels				447,495,215

TOTAL ENERGY				475,342,810

FINANCIALS - 12.0%
Capital Markets - 2.0%
Bear Stearns Co. Inc., Senior Notes	6.400%	10/2/17	925,000	1,077,007
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/12	1,810,000	1,242,113	(c)
Goldman Sachs Group Inc., Senior Notes	3.625%	8/1/12	2,429,000	2,450,339
Goldman Sachs Group Inc., Senior Notes	5.450%	11/1/12	3,892,000	3,980,683
Goldman Sachs Group Inc., Senior Notes	4.750%	7/15/13	584,000	604,580
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	3,599,000	3,767,296
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	37,530,000	38,152,135
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	3,070,000	3,039,042
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	29,060,000	28,701,138
Goldman Sachs Group Inc., Subordinated Notes	5.625%	1/15/17	1,420,000	1,491,534
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	5,550,000	1,470,750	(a)(d)(e)(f)
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	80,340,000	21,290,100	(a)(e)(f)
Lehman Brothers Holdings Capital Trust VII	5.857%	5/31/12	5,530,000	0	(b)(c)(f)(g)(h)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	5,280,000	0	(b)(f)(g)
Merrill Lynch and Co. Inc.	6.050%	5/16/16	390,000	410,637
Morgan Stanley, Medium-Term Notes	1.015%	10/18/16	7,380,000	6,337,103	(c)
Morgan Stanley, Medium-Term Notes	5.550%	4/27/17	16,755,000	17,145,609
Morgan Stanley, Senior Notes	4.750%	3/22/17	1,970,000	1,970,656
Morgan Stanley, Subordinated Notes	4.750%	4/1/14	7,230,000	7,348,312
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	26,711,000	27,893,469
UBS AG, Senior Notes	2.250%	1/28/14	7,760,000	7,791,855
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	6,040,000	6,283,714
UBS AG Stamford CT, Senior Notes	4.875%	8/4/20	250,000	259,823

Total Capital Markets				182,707,895

Commercial Banks - 3.4%
Bank of Scotland PLC	5.250%	2/21/17	4,570,000	4,965,268	(a)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	9,340,000	9,898,242	(a)
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	5,139,000	5,164,695	(a)
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	7,505,000	7,716,919	(a)
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	16,375,000	16,325,498
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	10,260,000	10,752,224	(a)
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	4,080,000	4,407,326	(a)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	3.375%	1/19/17	12,870,000	13,157,503
Credit Agricole SA, Senior Notes	2.625%	1/21/14	7,870,000	7,702,888	(a)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	22,940,000	21,334,200	(a)(c)(h)
Glitnir Banki HF, Notes	6.330%	7/28/11	10,670,000	2,880,900	(a)(d)(e)(f)
Glitnir Banki HF, Notes	6.375%	9/25/12	18,040,000	4,870,800	(a)(e)(f)

HBOS Capital Funding LP, Tier 1 Notes, Perpetual Bonds	6.071%	6/30/14	60,000	42,450	(a)(c)(h)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	7,022,000	6,708,412	(a)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	28,520,000	1,212,100	(a)(d)(e)(f)
Lloyds TSB Bank PLC, Senior Notes	6.375%	1/21/21	9,470,000	10,165,107
Nordea Bank AB, Senior Notes	3.700%	11/13/14	3,420,000	3,564,509	(a)
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	14,240,000	13,858,539	(a)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Commercial Banks - continued
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	14,032,000	$17,820,640	(a)(c)(h)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	12,200,000	12,749,000	(a)(c)(h)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	2,060,000	1,745,850	(c)(h)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium Term Notes	7.640%	9/29/17	6,100,000	4,178,500	(c)(h)
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	7,500,000	7,865,873
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	170,000	167,936
Royal Bank of Scotland Group PLC, Subordinated Notes	5.050%	1/8/15	440,000	430,492
Royal Bank of Scotland PLC, Senior Notes	4.875%	3/16/15	4,720,000	4,906,232
Royal Bank of Scotland PLC, Senior Notes	3.950%	9/21/15	12,170,000	12,305,038
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	15,000,000	14,644,350	(a)
Santander US Debt SA Unipersonal, Senior Notes	3.781%	10/7/15	2,200,000	2,132,783	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	13,440,000	13,993,970	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.100%	1/14/16	4,290,000	4,443,990	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	5/24/12	22,831,000	21,575,295	(c)(h)
Wachovia Corp., Senior Notes	5.750%	2/1/18	13,275,000	15,433,966
Wachovia Corp., Subordinated Notes	5.250%	8/1/14	720,000	774,961
Wells Fargo & Co.	4.600%	4/1/21	13,910,000	14,917,348
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	7,930,000	8,468,558
Wells Fargo & Co., Subordinated Notes	5.000%	11/15/14	130,000	139,441
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	6,995,000	7,058,655

Total Commercial Banks				310,480,458

Consumer Finance - 0.9%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	5,070,000	5,640,375
American Express Co., Subordinated Debentures	6.800%	9/1/66	12,195,000	12,438,900	(c)
American Express Credit Corp., Senior Notes	5.125%	8/25/14	21,660,000	23,557,329
Caterpillar Financial Services Corp., Senior Notes	6.200%	9/30/13	290,000	314,272
HSBC Finance Corp.	7.000%	5/15/12	160,000	161,156
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	28,270,000	30,176,359
HSBC Finance Corp., Subordinated Notes	6.375%	11/27/12	520,000	537,201
SLM Corp.	5.000%	4/15/15	740,000	753,087
SLM Corp., Medium-Term Notes, Senior Notes	5.050%	11/14/14	4,690,000	4,806,199
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	3,510,000	2,996,669
Springleaf Finance Corp., Senior Notes	6.900%	12/15/17	1,590,000	1,240,200

Total Consumer Finance				82,621,747

Diversified Financial Services - 4.8%
Air 2 US, Notes	8.027%	10/1/19	7,092,156	7,056,695	(a)
Bank of America Corp.	5.750%	12/1/17	480,000	514,797
Bank of America Corp., Senior Notes	4.875%	9/15/12	230,000	233,102
Bank of America Corp., Senior Notes	4.500%	4/1/15	25,520,000	26,432,697
Bank of America Corp., Senior Notes	3.875%	3/22/17	3,530,000	3,549,468
Bank of America Corp., Senior Notes	5.625%	7/1/20	5,350,000	5,577,546
Bank of America Corp., Senior Notes	5.875%	1/5/21	28,000,000	29,619,520
Bank of America Corp., Senior Notes	5.000%	5/13/21	22,450,000	22,484,640
Bank of America Corp., Subordinated Notes	5.420%	3/15/17	2,030,000	2,075,639
Boeing Capital Corp., Senior Notes	4.700%	10/27/19	5,760,000	6,654,931
Citigroup Inc., Notes	6.500%	8/19/13	150,000	158,688
Citigroup Inc., Senior Notes	6.000%	12/13/13	20,500,000	21,719,689
Citigroup Inc., Senior Notes	6.375%	8/12/14	5,040,000	5,468,415
Citigroup Inc., Senior Notes	6.010%	1/15/15	9,320,000	10,126,217
Citigroup Inc., Senior Notes	3.953%	6/15/16	11,150,000	11,458,342
Citigroup Inc., Senior Notes	5.375%	8/9/20	20,010,000	21,492,501
Citigroup Inc., Senior Notes	5.875%	5/29/37	6,040,000	6,201,878
Citigroup Inc., Senior Notes	6.875%	3/5/38	24,800,000	28,634,055
Citigroup Inc., Subordinated Notes	5.000%	9/15/14	1,370,000	1,418,812
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	180,000	172,993

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Diversified Financial Services - continued
General Electric Capital Corp., Medium-Term Notes	5.450%	1/15/13	1,175,000	$1,218,638
General Electric Capital Corp., Notes	5.300%	2/11/21	23,740,000	25,711,204
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	41,330,000	51,040,070
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	39,295,000	40,080,900	(c)
ILFC E-Capital Trust I	5.030%	12/21/65	14,410,000	9,584,956	(a)(c)
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	2,760,000	2,021,700	(a)(c)
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	5,440,000	5,746,000	(a)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	27,110,000	29,041,588	(a)
JPMorgan Chase & Co.	4.400%	7/22/20	10,770,000	11,172,938
JPMorgan Chase & Co., Senior Notes	6.300%	4/23/19	9,630,000	11,127,600
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	13,010,000	13,320,497
JPMorgan Chase & Co., Senior Notes	4.350%	8/15/21	1,740,000	1,777,817
JPMorgan Chase & Co., Senior Notes	4.500%	1/24/22	8,930,000	9,290,227
JPMorgan Chase & Co., Subordinated Notes	5.750%	1/2/13	4,430,000	4,588,621
JPMorgan Chase & Co., Subordinated Notes	5.150%	10/1/15	490,000	533,055
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	60,000	68,474
MUFG Capital Finance 1 Ltd., Preferred Securities	6.346%	7/25/16	4,820,000	5,081,210	(c)(h)
Patrons’ Legacy	5.775%	12/23/63	8,674,401	8,400,290	(a)(b)
PHH Corp.	7.125%	3/1/13	5,940,000	6,021,675

Total Diversified Financial Services				446,878,085

Insurance - 0.7%
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	360,000	324,000
American International Group Inc., Senior Notes	3.750%	11/30/13	6,500,000	6,575,029	(a)
American International Group Inc., Senior Notes	6.400%	12/15/20	26,734,000	30,255,643
ASIF Global Financing XIX	4.900%	1/17/13	2,180,000	2,215,774	(a)
Berkshire Hathaway Inc., Senior Notes	3.200%	2/11/15	6,560,000	6,988,558
ING Capital Funding Trust III, Junior Subordinated Bonds	4.179%	6/30/12	530,000	456,237	(c)(h)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	8,900,000	9,745,500	(a)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/66	2,905,000	2,846,900
MetLife Inc., Senior Notes	4.750%	2/8/21	6,300,000	6,910,382

Total Insurance				66,318,023

Real Estate Investment Trusts (REITs) - 0.1%
Health Care Property Investors Inc.	6.450%	6/25/12	6,240,000	6,312,808

Thrifts & Mortgage Finance - 0.1%
Countrywide Financial Corp., Medium-Term Notes	5.800%	6/7/12	70,000	70,553
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	6,441,000	6,711,960

Total Thrifts & Mortgage Finance				6,782,513

TOTAL FINANCIALS				1,102,101,529

HEALTH CARE - 2.2%
Health Care Equipment & Supplies - 0.1%
Medtronic Inc., Senior Notes	4.450%	3/15/20	6,810,000	7,668,591
Medtronic Inc., Senior Notes	3.125%	3/15/22	1,000,000	1,004,765

Total Health Care Equipment & Supplies				8,673,356

Health Care Providers & Services - 0.9%
AmerisourceBergen Corp.	5.625%	9/15/12	6,445,000	6,584,373
AmerisourceBergen Corp.	5.875%	9/15/15	5,350,000	6,122,572
Community Health Systems Inc., Senior Notes	8.875%	7/15/15	2,859,000	2,962,639
HCA Inc., Debentures	7.500%	11/15/95	15,410,000	12,250,950
HCA Inc., Notes	7.690%	6/15/25	723,000	696,791
HCA Inc., Notes	7.500%	11/6/33	1,105,000	1,035,938
HCA Inc., Senior Notes	6.250%	2/15/13	1,243,000	1,275,629
HCA Inc., Senior Notes	5.750%	3/15/14	311,000	322,663
HCA Inc., Senior Secured Notes	6.500%	2/15/20	3,230,000	3,391,500
Tenet Healthcare Corp., Senior Notes	9.250%	2/1/15	11,570,000	12,842,700

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Health Care Providers & Services - continued
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	2,470,000	$2,766,400
UnitedHealth Group Inc.	4.875%	4/1/13	18,130,000	18,882,739
UnitedHealth Group Inc., Senior Notes	4.875%	2/15/13	180,000	186,495
WellPoint Inc., Notes	5.875%	6/15/17	3,040,000	3,549,598
WellPoint Inc., Notes	7.000%	2/15/19	5,500,000	6,829,080
WellPoint Inc., Senior Notes	3.700%	8/15/21	7,390,000	7,669,423

Total Health Care Providers & Services				87,369,490

Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific Inc., Senior Notes	3.600%	8/15/21	4,430,000	4,675,878

Pharmaceuticals - 1.1%
Abbott Laboratories, Senior Notes	5.125%	4/1/19	16,150,000	19,049,070
Aristotle Holding Inc., Senior Notes	3.500%	11/15/16	32,150,000	33,582,250	(a)
GlaxoSmithKline Capital Inc., Senior Bond	6.375%	5/15/38	7,000,000	9,248,050
Merck and Co. Inc.	6.000%	9/15/17	340,000	419,298
Pfizer Inc., Senior Notes	6.200%	3/15/19	8,435,000	10,555,567
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	9,990,000	12,182,785	(a)
Teva Pharmaceutical Finance Co. BV, Senior Notes	3.650%	11/10/21	1,720,000	1,741,120
Teva Pharmaceutical Finance IV BV, Senior Notes	3.650%	11/10/21	1,830,000	1,852,471
Wyeth, Notes	5.950%	4/1/37	7,135,000	9,038,961

Total Pharmaceuticals				97,669,572

TOTAL HEALTH CARE				198,388,296

INDUSTRIALS - 1.2%
Aerospace & Defense - 0.2%
Boeing Co., Senior Notes	6.000%	3/15/19	8,200,000	10,079,670
Boeing Co., Senior Notes	4.875%	2/15/20	3,100,000	3,659,432
Raytheon Co., Senior Notes	3.125%	10/15/20	4,410,000	4,488,498

Total Aerospace & Defense				18,227,600

Airlines - 0.5%
Continental Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	6,626,365	7,131,294
Continental Airlines Inc., Pass-Through Certificates	6.900%	7/2/19	42,921	45,603
Continental Airlines Inc., Pass-Through Certificates	5.983%	4/19/22	8,746,381	9,483,700
Continental Airlines Inc., Pass-Through Certificates	6.703%	12/15/22	183,142	195,962
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	1,070,000	1,115,475	(a)
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	13,088,001	14,331,361
Northwest Airlines Corp., Pass-Through Certificates	7.575%	9/1/20	7,741,178	8,457,237
Northwest Airlines Inc.	0.766%	2/6/15	895,236	848,236	(b)(c)
Southwest Airlines Co., Notes	5.125%	3/1/17	5,320,000	5,788,671
United Airlines, Pass-Through Trust, Pass-Through Certificates, Secured Notes	9.750%	1/15/17	2,237,495	2,561,932

Total Airlines				49,959,471

Building Products - 0.2%
Masco Corp.	7.125%	8/15/13	5,830,000	6,184,394
Masco Corp.	6.125%	10/3/16	8,270,000	8,742,051

Total Building Products				14,926,445

Commercial Services & Supplies - 0.1%
Allied Waste North America Inc., Senior Notes	6.875%	6/1/17	2,660,000	2,776,375
Waste Management Inc.	5.000%	3/15/14	6,938,000	7,453,917
Waste Management Inc.	7.125%	12/15/17	500,000	592,225
Waste Management Inc.	7.375%	5/15/29	1,230,000	1,589,445

Total Commercial Services & Supplies				12,411,962

Industrial Conglomerates - 0.1%
General Electric Co., Notes	5.000%	2/1/13	5,195,000	5,384,254

Road & Rail - 0.1%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	4,092,000	4,716,030
Kansas City Southern de Mexico SA de CV, Senior Notes	6.125%	6/15/21	1,410,000	1,517,513

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Road & Rail - continued
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	218,890	$230,655

Total Road & Rail				6,464,198

TOTAL INDUSTRIALS				107,373,930

INFORMATION TECHNOLOGY - 0.0%
IT Services - 0.0%
Electronic Data Systems Corp.	6.000%	8/1/13	775,000	823,655
International Business Machines Corp	4.750%	11/29/12	40,000	41,219
International Business Machines Corp., Senior Notes	5.600%	11/30/39	1,500,000	1,835,029

Total IT Services				2,699,903

Semiconductors & Semiconductor Equipment - 0.0%
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	1,320,000	1,628,397

TOTAL INFORMATION TECHNOLOGY				4,328,300

MATERIALS - 2.5%
Chemicals - 0.1%
CF Industries Inc., Senior Notes	7.125%	5/1/20	955,000	1,137,644
Ecolab Inc., Senior Notes	4.350%	12/8/21	3,810,000	4,039,042
LyondellBasell Industries NV, Senior Notes	5.000%	4/15/19	2,690,000	2,690,000	(a)
LyondellBasell Industries NV, Senior Notes	5.750%	4/15/24	2,690,000	2,683,275	(a)
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	320,000	361,661

Total Chemicals				10,911,622

Containers & Packaging - 0.3%
Ball Corp., Senior Notes	6.750%	9/15/20	8,384,000	9,180,480
Ball Corp., Senior Notes	5.750%	5/15/21	9,920,000	10,540,000
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	7.125%	4/15/19	4,450,000	4,639,125	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	6.875%	2/15/21	5,055,000	5,231,925	(a)

Total Containers & Packaging				29,591,530

Metals & Mining - 2.0%
Barrick Gold Corp., Senior Notes	6.950%	4/1/19	7,165,000	8,736,972
Barrick Gold Corp., Senior Notes	3.850%	4/1/22	4,240,000	4,248,092	(a)
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	9,559,000	10,075,759
BHP Billiton Finance USA Ltd., Senior Notes	6.500%	4/1/19	20,020,000	24,826,021
BHP Billiton Finance USA Ltd., Senior Notes	3.250%	11/21/21	2,980,000	3,007,481
Cliffs Natural Resources Inc., Senior Notes	6.250%	10/1/40	10,990,000	11,670,578
Corporacion Nacional del Cobre, Senior Notes	4.750%	10/15/14	2,590,000	2,782,968	(a)
FMG Resources (August 2006), Senior Notes	6.375%	2/1/16	1,480,000	1,476,300	(a)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.550%	3/1/22	14,870,000	14,281,416
Novelis Inc., Senior Notes	8.750%	12/15/20	5,760,000	6,307,200
Rio Tinto Finance USA Ltd., Notes	6.500%	7/15/18	9,138,000	11,260,648
Rio Tinto Finance USA Ltd., Senior Notes	1.875%	11/2/15	1,480,000	1,507,772
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	5,460,000	5,658,957
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	11/2/20	14,380,000	14,681,692
Rio Tinto Finance USA Ltd., Senior Notes	4.125%	5/20/21	3,860,000	4,072,315
Rio Tinto Finance USA Ltd., Senior Notes	3.750%	9/20/21	5,700,000	5,884,441
Steel Dynamics Inc., Senior Notes	6.750%	4/1/15	5,890,000	5,993,075
Steel Dynamics Inc., Senior Notes	7.750%	4/15/16	2,910,000	3,019,125
Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	530,000	573,725
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	367,000	420,252
Vale Overseas Ltd., Notes	6.875%	11/21/36	14,306,000	16,592,657
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	31,715,000	31,856,005

Total Metals & Mining				188,933,451

Paper & Forest Products - 0.1%
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	5,700,000	5,834,828	(a)

TOTAL MATERIALS				235,271,431

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
TELECOMMUNICATION SERVICES - 1.8%
Diversified Telecommunication Services - 1.3%
AT&T Inc.	6.300%	1/15/38	5,950,000	$6,992,999
AT&T Inc., Global Notes	5.600%	5/15/18	15,700,000	18,568,060
AT&T Inc., Senior Notes	3.875%	8/15/21	2,850,000	3,014,451
AT&T Inc., Senior Notes	6.400%	5/15/38	3,257,000	3,867,828
AT&T Inc., Senior Notes	5.350%	9/1/40	2,080,000	2,211,685
BellSouth Corp.	5.200%	9/15/14	8,250,000	9,079,645
BellSouth Corp., Notes	4.750%	11/15/12	640,000	656,166
British Telecommunications PLC, Bonds	9.875%	12/15/30	5,310,000	7,812,720
CenturyTel Inc.	6.000%	4/1/17	8,270,000	8,791,729
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	9,730,000	10,987,748
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	1,367,000	1,428,515
Intelsat Jackson Holdings Ltd., Senior Notes	8.500%	11/1/19	2,460,000	2,699,850
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	5,150,000	5,413,938	(a)
Qwest Corp., Debentures	6.875%	9/15/33	5,600,000	5,544,000
Qwest Corp., Senior Notes	7.500%	10/1/14	2,680,000	2,987,865
SBC Communications Inc., Notes	5.100%	9/15/14	8,640,000	9,510,143
Telefonica Emisiones SAU, Senior Notes	5.877%	7/15/19	1,345,000	1,365,448
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	3,350,000	3,204,034
Verizon Communications Inc., Senior Notes	3.500%	11/1/21	6,200,000	6,342,984
Verizon Communications Inc., Senior Notes	6.000%	4/1/41	7,080,000	8,386,267

Total Diversified Telecommunication Services				118,866,075

Wireless Telecommunication Services - 0.5%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	6,290,000	7,323,435
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	4,980,000	5,537,740
Cellco Partnership/Verizon Wireless Capital LLC, Senior Notes	8.500%	11/15/18	18,795,000	25,805,967
Rogers Cable Inc., Senior Secured Second Priority Notes	6.750%	3/15/15	130,000	148,333
Rogers Wireless Inc., Secured Notes	6.375%	3/1/14	1,850,000	2,037,549
Sprint Capital Corp., Global Notes	6.900%	5/1/19	720,000	622,800
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	1,350,000	1,032,750
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,380,000	2,040,850
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	3,000,000	3,292,500	(a)

Total Wireless Telecommunication Services				47,841,924

TOTAL TELECOMMUNICATION SERVICES				166,707,999

UTILITIES - 1.9%
Electric Utilities - 0.6%
Detroit Edison Co.	5.200%	10/15/12	10,000	10,242
Duke Energy Carolinas LLC, Secured Bonds	5.300%	2/15/40	3,000,000	3,488,067
Duke Energy Corp., Senior Notes	5.625%	11/30/12	1,010,000	1,043,351
FirstEnergy Corp., Notes	7.375%	11/15/31	22,835,000	28,111,347
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	40,000	52,950
Pacific Gas & Electric Co., Senior Notes	5.800%	3/1/37	11,790,000	14,085,148
Progress Energy Inc., Senior Notes	4.400%	1/15/21	5,200,000	5,674,994
Progress Energy Inc., Senior Notes	6.000%	12/1/39	7,000,000	8,347,269

Total Electric Utilities				60,813,368

Gas Utilities - 0.1%
Southern Natural Gas Co., Senior Notes	5.900%	4/1/17	50,000	56,621	(a)
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	9,410,000	11,651,180

Total Gas Utilities				11,707,801

Independent Power Producers & Energy Traders - 0.9%
AES Corp., Senior Notes	7.750%	3/1/14	15,000	16,200
AES Corp., Senior Notes	7.750%	10/15/15	4,905,000	5,469,075
AES Corp., Senior Notes	8.000%	6/1/20	3,299,000	3,785,603
Calpine Construction Finance Co. LP and CCFC Finance Corp., Senior Secured Notes	8.000%	6/1/16	5,481,000	5,960,587	(a)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Independent Power Producers & Energy Traders - continued
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	8,890,000	$9,490,075	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	5,390,000	5,821,200	(a)
Energy Future Intermediate Holding Co. LLC/ EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	45,406,000	49,492,540

Total Independent Power Producers & Energy Traders				80,035,280

Multi-Utilities - 0.3%
Dominion Resources Inc., Senior Notes	5.700%	9/17/12	5,495,000	5,619,725
Dominion Resources Inc., Senior Notes	5.600%	11/15/16	11,983,000	13,977,439
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	90,000	120,786
Dominion Resources Inc., Senior Notes	7.000%	6/15/38	3,600,000	4,878,076

Total Multi-Utilities				24,596,026

TOTAL UTILITIES				177,152,475

TOTAL CORPORATE BONDS & NOTES (Cost - $2,872,678,793)				2,966,991,422

ASSET-BACKED SECURITIES - 3.4%
ACE Securities Corp., 2006-GP1 A	0.372%	2/25/31	161,014	131,982	(c)
ACE Securities Corp., 2006-SL3 A1	0.342%	6/25/36	810,011	148,741	(c)
AFC Home Equity Loan Trust, 2002-2 2A	0.542%	6/25/30	330,247	172,983	(c)
Ameriquest Mortgage Securities Inc., 2003-1 M1	1.592%	2/25/33	1,234,030	918,442	(c)
Asset-Backed Securities Corp., Home Equity Loan Trust, 2001-HE3 A1	0.782%	11/15/31	186,997	149,329	(c)
Avis Budget Rental Car Funding AESOP II LLC, 2010-3A A	4.640%	5/20/16	3,630,000	3,908,877	(a)
Avis Budget Rental Car Funding AESOP II LLC, 2010-5A A	3.150%	3/20/17	7,310,000	7,537,025	(a)
Avis Budget Rental Car Funding AESOP II LLC, 2012-2A A	2.802%	5/20/18	6,375,000	6,371,185	(a)
Bear Stearns Asset Backed Securities Trust, 2005-CL1 A1	0.742%	9/25/34	5,652,723	3,913,505	(c)
Bear Stearns Asset-Backed Securities Trust, 2006-1 A	0.522%	2/25/36	765,795	714,970	(c)
Bear Stearns Second Lien Trust, 2007-SV1A A1	0.462%	12/25/36	960,430	941,627	(a)(c)
Brazos Higher Education Authority Inc., 2011-1 A3	1.541%	11/25/33	11,050,000	10,387,869	(c)
Brazos Student Loan Finance Corp., 2009-1 AS	3.060%	12/27/39	6,700,000	6,905,603	(c)
CDC Mortgage Capital Trust, 2002-HE1 A	0.862%	1/25/33	311,974	232,032	(c)
Citigroup Mortgage Loan Trust Inc., 2004-RES1 M1	1.217%	11/25/34	7,463,421	5,702,457	(c)
Contimortgage Home Equity Trust, 1997-4 B1F	7.330%	10/15/28	641,543	676,766
Countrywide Asset-Backed Certificates, 2002-BC1	0.902%	4/25/32	100,835	53,166	(c)
Countrywide Asset-Backed Certificates, 2003-1	0.922%	6/25/33	180,916	130,969	(c)
Countrywide Asset-Backed Certificates, 2003-BC3 A2	0.862%	9/25/33	474,578	411,105	(c)
Countrywide Asset-Backed Certificates, 2004-15	4.614%	12/25/32	2,259,945	2,157,542	(c)
Countrywide Asset-Backed Certificates, 2006-SD4 A1	0.582%	12/25/36	174,871	72,737	(a)(c)
Countrywide Home Equity Loan Trust, 2002-F A	0.592%	11/15/28	92,535	88,106	(c)
Countrywide Home Equity Loan Trust, 2004-I A	0.532%	2/15/34	256,590	170,963	(c)
Countrywide Home Equity Loan Trust, 2006-E 2A	0.382%	7/15/36	204,123	131,474	(c)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.392%	11/15/36	1,487,504	1,092,295	(c)
Credit-Based Asset Servicing and Securitization LLC, 2006-MH1 AF2	5.650%	10/25/36	49,662	49,646	(a)
Education Funding Capital Trust, 2004-1 A4	1.760%	6/15/43	4,600,000	4,186,000	(c)
EMC Mortgage Loan Trust, 2002-B A1	0.892%	2/25/41	305,490	251,799	(a)(c)
Fairbanks Capital Mortgage Loan Trust, 1999-1 A	1.442%	5/25/28	478,341	412,721	(a)(c)
First Franklin Mortgage Loan Asset-Backed Certificates, 2004-FF3 M1	1.067%	5/25/34	11,600,480	8,655,722	(c)
GMAC Mortgage Corp. Loan Trust, 2004-HE3 A2VN	0.482%	10/25/34	30,778,068	23,132,193	(c)
Green Tree Financial Corp., 1992-2 B	9.150%	1/15/18	27,735	8,734

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
ASSET-BACKED SECURITIES - continued
Green Tree Financial Corp., 1993-2	8.000%	7/15/18	112,689	$113,656
Green Tree Financial Corp., 1996-5 B1	8.100%	7/15/27	1,012,512	95,502	(c)
Green Tree Home Improvement Loan Trust, 1996-A	7.400%	2/15/26	75,859	70,559
Greenpoint Manufactured Housing, 1999-2 A2	3.007%	3/18/29	7,775,000	6,055,260	(c)
Greenpoint Manufactured Housing, 1999-3 2A2	3.731%	6/19/29	3,825,000	2,760,490	(c)
Greenpoint Manufactured Housing, 1999-4 A2	3.746%	2/20/30	3,750,000	2,723,212	(c)
Greenpoint Manufactured Housing, 2000-4 A3	2.246%	8/21/31	30,725,000	26,020,336	(c)
Greenpoint Manufactured Housing, 2000-6 A3	2.277%	11/22/31	5,750,000	4,780,591	(c)
Greenpoint Manufactured Housing, 2001-2 IA2	3.755%	2/20/32	5,750,000	4,359,814	(c)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.751%	3/13/32	8,275,000	6,239,770	(c)
Greenpoint Mortgage Funding Trust, 2005-HE1	0.842%	9/25/34	1,333,936	1,257,042	(c)
GSAA Home Equity Trust, 2005-6 A3	0.612%	6/25/35	5,000,000	3,851,705	(c)
GSAA Home Equity Trust, 2007-6 A4	0.542%	5/25/47	23,778,041	14,536,777	(c)
GSAMP Trust, 2006-S4 A1	0.332%	5/25/36	135,799	13,924	(c)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	11,800,000	12,931,785	(a)
Indymac Home Equity Loan Asset-Backed Trust, 2001-A	0.502%	3/25/31	59,623	38,816	(c)
Indymac Seconds Asset Backed Trust, 2006-A A	0.372%	6/25/36	482,080	89,980	(c)
Keycorp Student Loan Trust, 2003-A 1A2	0.820%	10/25/32	3,410,797	3,183,505	(c)
Lehman XS Trust, 2005-5N 3A1A	0.542%	11/25/35	3,192,497	2,175,878	(c)
Lehman XS Trust, 2006-4N A2A	0.462%	4/25/46	4,587,839	2,521,650	(c)
Long Beach Mortgage Loan Trust, 2006-8 2A4	0.482%	9/25/36	6,360,338	1,926,394	(c)
Long Beach Mortgage Loan Trust, 2006-9 2A3	0.402%	10/25/36	5,500,096	1,958,678	(c)
Merrill Lynch Mortgage Investors Inc., 2005-SD1 A2	5.666%	5/25/46	331,449	327,922	(c)
Merrill Lynch Mortgage Investors Trust, 2007-SD1 A1	0.692%	2/25/47	17,884,433	7,946,071	(c)
Morgan Stanley ABS Capital I, 2003-HE3 M1	1.262%	10/25/33	1,161,280	903,189	(c)
Morgan Stanley Mortgage Loan Trust, 2006-4SL A1	0.392%	3/25/36	223,482	47,778	(c)
MSCC HELOC Trust, 2005-1 A	0.432%	7/25/17	1,043,931	863,470	(c)
Northstar Education Finance Inc., 2007-1 A6	1.423%	1/29/46	16,150,000	12,597,000	(b)(c)
Northstar Education Finance Inc., DE, Student Loan Asset Backed Note	1.463%	1/29/46	7,900,000	6,162,000	(b)(c)
Option One Mortgage Loan Trust, 2002-6 A2	1.042%	11/25/32	1,144,272	885,774	(c)
Option One Mortgage Loan Trust, 2003-1 A2	1.082%	2/25/33	9,094	7,185	(c)
Origen Manufactured Housing, 2006-A A2	3.748%	10/15/37	32,000,000	18,560,000	(c)
Origen Manufactured Housing Contract Trust, 2005-B	5.990%	1/15/37	1,485,334	1,554,316
Origen Manufactured Housing Contract Trust, 2005-B	6.480%	1/15/37	1,920,445	1,961,189
Ownit Mortgage Loan Asset-Backed Certificates, 2004-1 M2	2.042%	7/25/35	3,020,698	1,905,224	(c)
Pegasus Aviation Lease Securitization, 2000-1 A2	8.370%	3/25/30	4,475,000	1,767,625	(a)
Provident Bank Home Equity Loan Trust, 2002-2 A2	0.782%	8/25/31	176,330	83,704	(c)
RAAC, 2007-RP2 M1	0.892%	2/25/46	600,000	72,356	(a)(c)
Renaissance Home Equity Loan Trust, 2003-4 A3	0.862%	3/25/34	11,613,120	9,941,063	(c)
Renaissance Home Equity Loan Trust, 2005-1	0.572%	5/25/35	1,680,268	1,296,335	(c)
Residential Asset Mortgage Products Inc., 2003-RS4 AIIB	0.902%	5/25/33	539,758	327,078	(c)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	1.367%	8/25/33	3,498,368	2,012,600	(c)
Residential Funding Mortgage Securities II, 2003-HS3	0.532%	8/25/33	73,561	54,915	(c)
Residential Funding Securities Corp., 2002-RP2 A1	1.742%	10/25/32	3,913,603	2,465,570	(a)(b)(c)
SACO I Trust, 2006-3 A3	0.702%	4/25/36	1,441,003	679,479	(c)
SACO I Trust, 2006-5 1A	0.542%	4/25/36	134,674	54,556	(c)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
ASSET-BACKED SECURITIES - continued
SACO I Trust, 2006-6 A	0.502%	6/25/36	185,872	$94,965	(c)
Saxon Asset Securities Trust, 2002-3 M1	1.367%	12/25/32	2,491,642	1,912,737	(c)
Saxon Asset Securities Trust, 2003-3 M1	1.217%	12/25/33	9,745,369	6,952,268	(c)
SLM Student Loan Trust, 2003-11 A6	0.764%	12/15/25	4,200,000	3,977,249	(a)(c)
SLM Student Loan Trust, 2004-3 A5	0.730%	7/25/23	22,550,000	22,049,365	(c)
SLM Student Loan Trust, 2006-5 A5	0.670%	1/25/27	14,430,000	13,596,562	(c)
Southern Pacific Secured Assets Corp., 1998-2 A1	0.582%	7/25/29	11,023	8,305	(c)
Structured Asset Securities Corp., 2005-SC1 1A2	8.300%	5/25/31	499,696	366,148	(a)(c)
Structured Asset Securities Corp., 2006-ARS1 A1	0.352%	2/25/36	621,183	53,970	(a)(c)
UCFC Home Equity Loan, 1998-C	5.935%	1/15/30	1,351	1,288
Vanderbilt Mortgage Finance, 1999-D IIB4	3.493%	1/7/30	3,604,347	2,983,154	(c)

TOTAL ASSET-BACKED SECURITIES (Cost - $341,888,991)				311,996,299

COLLATERALIZED MORTGAGE OBLIGATIONS - 13.6%
American Home Mortgage Assets, 2006-3 3A12	0.434%	10/25/46	12,495,961	6,293,116	(c)
Banc of America Commercial Mortgage Inc., 2005-3 AM	4.727%	7/10/43	1,583,000	1,645,370
Banc of America Commercial Mortgage Inc., 2006-1 AM	5.421%	9/10/45	3,596,000	3,825,558	(c)
Banc of America Commercial Mortgage Inc., 2007-5 A3	5.620%	2/10/51	2,430,000	2,580,901
Banc of America Funding Corp., 2003-1 A1	6.000%	5/20/33	105,479	110,903
Banc of America Funding Corp., 2005-F 2A1	2.800%	9/20/35	14,055,926	7,967,841	(c)
Bayview Commercial Asset Trust, 2006-2A A1	0.472%	7/25/36	1,150,543	777,399	(a)(c)
Bayview Commercial Asset Trust, 2006-SP1 A1	0.512%	4/25/36	524,186	510,194	(a)(c)
Bear Stearns ARM Trust, 2005-12 11A1	2.794%	2/25/36	441,821	270,076	(c)
Bear Stearns Commercial Mortgage Securities, 2007-PW17 A3	5.736%	6/11/50	6,250,000	6,517,694
Bear Stearns Commercial Mortgage Securities, 2007-PW17 A4	5.694%	6/11/50	1,845,000	2,100,448	(c)
Chevy Chase Mortgage Funding Corp., 2005-4A A1	0.442%	10/25/36	1,124,635	717,771	(a)(c)
Citigroup Mortgage Loan Trust Inc., 2005-05	2.454%	8/25/35	152,487	77,571	(c)
Citigroup Mortgage Loan Trust Inc., 2005-10 1A1A	2.896%	12/25/35	236,410	118,854	(c)
Citigroup Mortgage Loan Trust Inc., 2005-HE2 A	0.642%	5/25/35	2,896,695	2,743,666	(a)(c)
Citigroup Mortgage Loan Trust Inc., 2006-AR9 1A3	0.481%	11/25/36	37,346,000	21,370,912	(c)
Citigroup Mortgage Loan Trust Inc., 2006-AR9 1A4	0.484%	11/25/36	11,489,524	5,890,323	(c)
Countrywide Alternative Loan Trust, 2003-20CB 1A1	5.500%	10/25/33	13,615,081	14,319,049
Countrywide Alternative Loan Trust, 2004-33 2A1	2.978%	12/25/34	31,556	26,242	(c)
Countrywide Alternative Loan Trust, 2005-38 A3	0.592%	9/25/35	1	0	(c)(g)
Countrywide Alternative Loan Trust, 2005-44 1A1	0.572%	10/25/35	15,998,295	8,516,036	(c)
Countrywide Alternative Loan Trust, 2006-0A1 2A1	0.452%	3/20/46	128,436	68,137	(c)
Countrywide Alternative Loan Trust, 2006-0A2 A5	0.472%	5/20/46	6,110,850	2,553,449	(c)
Countrywide Alternative Loan Trust, 2006-0A10 4A1	0.432%	8/25/46	528,795	290,170	(c)
Countrywide Alternative Loan Trust, 2006-0A18 A2	0.482%	12/25/36	224,355	67,917	(c)
Countrywide Alternative Loan Trust, 2006-0A9 2A1B	0.442%	7/20/46	596,473	243,560	(c)
Countrywide Home Loan Mortgage Pass Through Trust, 2006-HYB1 2A1	2.755%	3/20/36	158,862	105,860	(c)
Countrywide Home Loans, 2005-R3 AF	0.642%	9/25/35	4,663,908	3,866,151	(a)(c)
Countrywide Home Loans, 2006-0A5 1A1	0.442%	4/25/46	3,586,142	2,069,953	(c)
Countrywide Home Loans Pass-Through Certificates, 2006-HYB3 2A1A	2.822%	5/20/36	627,633	399,287	(c)
Credit Suisse Mortgage Capital Certificates, 2006-C1 A4	5.419%	2/15/39	11,030,000	12,348,670	(c)
Credit Suisse Mortgage Capital Certificates, 2007-C4 A3	5.794%	9/15/39	8,600,000	9,057,537	(c)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Credit Suisse Mortgage Capital Certificates, 2007-C5 A3	5.694%	9/15/40	2,740,000	$2,912,275	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 3111 HZ	6.000%	2/15/36	5,255,204	5,164,360
Federal Home Loan Mortgage Corp. (FHLMC), 3639 EY	5.000%	2/15/30	11,624,946	13,089,424
Federal Home Loan Mortgage Corp. (FHLMC), 3641 Z	5.500%	2/15/36	35,711,922	40,948,915
Federal Home Loan Mortgage Corp. (FHLMC), 3768 MB	4.000%	12/15/39	27,950,934	29,786,083
Federal Home Loan Mortgage Corp. (FHLMC), 3806 CZ	5.500%	7/15/34	27,236,162	31,854,203
Federal Home Loan Mortgage Corp. (FHLMC) Reference REMIC, R007 ZA	6.000%	5/15/36	21,551,024	25,106,555
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, IO	1.680%	7/25/21	42,396,240	4,960,784	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K006 AX1, IO	1.062%	1/25/20	32,874,095	2,080,996	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.236%	4/25/20	111,581,376	8,040,666	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K008 X1, IO	1.681%	6/25/20	111,728,456	11,147,818	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K009 X1, IO	1.514%	8/25/20	34,746,757	3,051,425	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K014 X1, IO	1.278%	4/25/21	111,207,447	9,691,729	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K016 X1, IO	1.586%	10/25/21	27,391,510	3,104,444	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K017 X1, IO	1.609%	12/25/21	22,163,000	2,271,286	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K703 X1, IO	2.093%	5/25/18	58,750,357	6,296,293	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K704 X1, IO	2.011%	8/25/18	25,872,343	2,736,828	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, KAIV X1, IO	1.407%	6/25/46	41,655,889	3,580,861	(c)
Federal National Mortgage Association (FNMA), 2010-118 YB, IO	6.258%	10/25/40	18,185,099	2,500,006	(c)
Federal National Mortgage Association (FNMA), 2010-123 PM	4.000%	7/25/40	19,331,985	20,610,156
Federal National Mortgage Association (FNMA), 2010-142 SM, IO	6.288%	12/25/40	2,489,779	359,095	(c)
Federal National Mortgage Association (FNMA), 2010-75 PU	4.500%	4/25/39	25,865,000	28,080,495
Federal National Mortgage Association (FNMA), 2011-63 SW, IO	6.438%	7/25/41	19,361,791	2,902,941	(c)
Federal National Mortgage Association (FNMA), 2011-87 SJ, IO	5.708%	9/25/41	39,275,678	7,158,452	(c)
Federal National Mortgage Association (FNMA), 2012-25 B	6.500%	3/25/42	88,992,631	104,561,153

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Federal National Mortgage Association (FNMA), 2012-28 B	6.500%	6/25/39	15,443,258	$17,545,609
Federal National Mortgage Association (FNMA), 2012-35 MB	5.500%	4/25/42	89,168,782	100,426,341	(b)
Federal National Mortgage Association (FNMA), 384 14, IO	5.500%	1/25/40	9,997,877	1,427,359
Federal National Mortgage Association (FNMA), 390 C3, IO	6.000%	7/25/38	13,617,533	1,940,785
Federal National Mortgage Association (FNMA), 407 22, IO	5.000%	1/25/39	5,805,698	874,595
Federal National Mortgage Association (FNMA), 407 23, IO	5.000%	1/25/39	2,911,312	426,854	(c)
Federal National Mortgage Association (FNMA), 407 27, IO	5.500%	1/25/39	2,460,674	395,680	(c)
Federal National Mortgage Association (FNMA), 407 34, IO	5.000%	1/25/38	2,421,018	357,404
Federal National Mortgage Association (FNMA), 407 41, IO	6.000%	1/25/38	13,356,964	2,354,740
Federal National Mortgage Association (FNMA), Grantor Trust, 2011-T2 A1	2.500%	8/25/51	5,520,463	5,441,104
GE Capital Commercial Mortgage Corp., 2007-C1 A4	5.543%	12/10/49	15,045,000	16,348,935
GMAC Mortgage Corp. Loan Trust, 2005-AR6 2A1	3.077%	11/19/35	204,241	142,596	(c)
Government National Mortgage Association (GNMA), 2008-60 SH, IO	5.908%	7/16/38	5,521,813	876,662	(c)
Government National Mortgage Association (GNMA), 2009-087 SI, IO	6.508%	2/20/35	7,562,421	1,405,314	(c)
Government National Mortgage Association (GNMA), 2009-087 TS, IO	5.858%	7/20/35	14,168,603	2,257,995	(c)
Government National Mortgage Association (GNMA), 2009-106 SU, IO	5.958%	5/20/37	22,001,981	3,423,172	(c)
Government National Mortgage Association (GNMA), 2010-003 MS, IO	6.308%	11/20/38	2,181,346	342,382	(c)
Government National Mortgage Association (GNMA), 2010-014 SA, IO	7.758%	12/20/32	6,982,212	1,180,281	(c)
Government National Mortgage Association (GNMA), 2010-014 SH, IO	5.758%	2/16/40	7,668,248	1,491,902	(c)
Government National Mortgage Association (GNMA), 2010-014 SX, IO	6.208%	2/16/40	13,726,952	2,583,407	(c)
Government National Mortgage Association (GNMA), 2010-031 GS, IO	6.258%	3/20/39	6,694,557	1,060,402	(c)
Government National Mortgage Association (GNMA), 2010-042 BS, IO	6.238%	4/20/40	3,259,997	538,730	(c)
Government National Mortgage Association (GNMA), 2010-042 PC	5.000%	7/20/39	7,100,000	8,240,114
Government National Mortgage Association (GNMA), 2010-047 XN, IO	6.308%	4/16/34	9,734,225	886,971	(c)
Government National Mortgage Association (GNMA), 2010-057 QS, IO	6.258%	5/20/40	12,584,269	2,228,544	(c)
Government National Mortgage Association (GNMA), 2010-059 PB	4.500%	7/20/39	14,600,000	16,192,188
Government National Mortgage Association (GNMA), 2010-060 S, IO	6.258%	5/20/40	16,984,860	2,934,476	(c)
Government National Mortgage Association (GNMA), 2010-076 SH, IO	6.258%	5/20/40	4,169,598	663,130	(c)
Government National Mortgage Association (GNMA), 2010-085 HS, IO	6.408%	1/20/40	1,904,735	325,678	(c)
Government National Mortgage Association (GNMA), 2010-086 PB	4.500%	10/20/39	40,000,000	44,566,660
Government National Mortgage Association (GNMA), 2010-101 NI, IO	5.000%	11/20/36	17,609,571	2,302,929

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Government National Mortgage Association (GNMA), 2010-113 BS, IO	5.758%	9/20/40	17,529,235	$2,787,651	(c)
Government National Mortgage Association (GNMA), 2010-116 MH	5.000%	7/20/40	30,000,000	34,899,762
Government National Mortgage Association (GNMA), 2010-118, IO	1.842%	4/16/53	29,939,637	2,579,120	(c)
Government National Mortgage Association (GNMA), 2010-121 SE, IO	5.758%	9/20/40	15,107,495	2,419,341	(c)
Government National Mortgage Association (GNMA), 2010-167 US, IO	6.388%	11/20/38	5,761,943	785,869	(c)
Government National Mortgage Association (GNMA), 2010-H10 FC	1.244%	5/20/60	901,273	917,045	(c)
Government National Mortgage Association (GNMA), 2010-H26 LF	0.615%	8/20/58	1,459,428	1,444,914	(c)
Government National Mortgage Association (GNMA), 2010-H28 FE	0.665%	12/20/60	15,488,722	15,309,052	(c)
Government National Mortgage Association (GNMA), 2011-004 PS, IO	5.938%	9/20/40	9,261,284	1,527,346	(c)
Government National Mortgage Association (GNMA), 2011-011 SA, IO	5.758%	1/20/41	10,443,581	1,646,962	(c)
Government National Mortgage Association (GNMA), 2011-032 S, IO	5.758%	3/16/41	3,453,216	461,998	(c)
Government National Mortgage Association (GNMA), 2011-032 SD, IO	5.758%	3/20/41	6,160,492	971,266	(c)
Government National Mortgage Association (GNMA), 2011-040 SA, IO	5.888%	2/16/36	21,197,280	3,162,007	(c)
Government National Mortgage Association (GNMA), 2011-070 BS, IO	6.458%	12/16/36	14,260,275	2,711,024	(c)
Government National Mortgage Association (GNMA), 2011-135 D	5.000%	4/16/40	21,900,000	24,612,133
Government National Mortgage Association (GNMA), 2011-H08 FG	0.745%	3/20/61	12,764,122	12,521,603	(c)
Government National Mortgage Association (GNMA), 2011-H09 AF	0.765%	3/20/61	10,893,753	10,836,114	(c)
Greenpoint Mortgage Funding Trust, 2005-AR5 2A2	0.512%	11/25/46	1,663,857	782,345	(c)
Greenpoint Mortgage Funding Trust, 2006-AR3 3A1	0.472%	4/25/36	3,337,188	1,650,133	(c)
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.592%	3/25/35	14,042,806	11,479,096	(a)(c)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.592%	9/25/35	24,269,430	19,027,840	(a)(c)
GSR Mortgage Loan Trust, 2005-AR7 1A1	2.802%	11/25/35	1,986,714	1,438,184	(c)
Harborview Mortgage Loan Trust, 2005-3	0.482%	6/19/35	12,183,051	8,206,235	(c)
Harborview Mortgage Loan Trust, 2005-7 1A1	3.071%	6/19/45	4,684,833	2,586,548	(c)
Harborview Mortgage Loan Trust, 2006-02	2.859%	2/25/36	3,012,533	1,939,776	(c)
Harborview Mortgage Loan Trust, 2006-07 2A1A	0.442%	9/19/46	2,388,780	1,492,156	(c)
Harborview Mortgage Loan Trust, 2006-13 A	0.422%	11/19/46	558,890	250,802	(c)
IMPAC CMB Trust, 2003-4 1A1	0.882%	10/25/33	64,530	54,572	(c)
IMPAC CMB Trust, 2007-A A	0.492%	5/25/37	15,158,523	12,781,136	(c)
IMPAC Secured Assets Corp., 2006-1 1A2B	0.442%	5/25/36	108,911	61,412	(c)
IMPAC Secured Assets Corp., 2006-2 2A1	0.592%	8/25/36	2,793,290	2,493,998	(c)
Indymac Index Mortgage Loan Trust, 2004-AR2 2A1	0.862%	6/25/34	24,033	19,612	(c)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	2.619%	3/25/35	213,975	152,549	(c)
Indymac Index Mortgage Loan Trust, 2006-AR15 A1	0.362%	7/25/36	172,850	84,557	(c)
Indymac Index Mortgage Loan Trust, 2006-AR6 2A1A	0.442%	6/25/47	451,730	238,121	(c)
Indymac INDX Mortgage Loan Trust, 2004-AR15	2.581%	2/25/35	278,869	220,172	(c)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Indymac INDX Mortgage Loan Trust, 2005-AR09 1A1	2.622%	7/25/35	100,918	$59,913	(c)
Indymac INDX Mortgage Loan Trust, 2005-AR13	2.556%	8/25/35	464,803	245,002	(c)
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP8 A4	5.399%	5/15/45	1,775,000	1,998,052
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP8 AM	5.440%	5/15/45	3,085,000	3,304,294
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP9 A3	5.336%	5/15/47	27,709,000	30,349,141
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP9 HS	5.710%	5/15/47	5,000,000	1,000	(a)(c)
JPMorgan Chase Commercial Mortgage Securities Corp., 2011-C4 XA, IO	1.617%	7/15/46	105,395,727	8,090,176	(a)(c)
La Hipotecaria SA, 2007-1GA A	5.523%	12/23/36	261,293	257,211	(a)(c)
LB-UBS Commercial Mortgage Trust, 2001-C3 X, IO, STRIPS	0.752%	6/15/36	1,255,289	1,097	(a)(c)(e)
LB-UBS Commercial Mortgage Trust, 2007-C6 A4	5.858%	7/15/40	3,460,000	3,913,170	(c)
LB-UBS Commercial Mortgage Trust, 2007-C7 A3	5.866%	9/15/45	6,835,000	7,743,269	(c)
Luminent Mortgage Trust, 2006-4 A1A	0.432%	5/25/46	390,908	194,390	(c)
Luminent Mortgage Trust, 2006-7 2A1	0.412%	12/25/36	3,606,231	2,125,419	(c)
MASTR Adjustable Rate Mortgages Trust, 2004-15 1A1	3.298%	12/25/34	23,280	18,884	(c)
MASTR Adjustable Rate Mortgages Trust, 2005-1 7A1	2.704%	2/25/35	403,782	339,261	(c)
MASTR Adjustable Rate Mortgages Trust, 2006-2 3A1	2.699%	1/25/36	1,506,339	1,203,777	(c)
MASTR Adjustable Rate Mortgages Trust, 2006-OA1 1A1	0.452%	4/25/46	385,328	210,043	(c)
MASTR ARM Trust, 2004-4 3A1	2.236%	5/25/34	1,058,540	985,900	(c)
MASTR Reperforming Loan Trust, 2005-1 1A1	6.000%	8/25/34	3,395,589	3,303,582	(a)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	4,881,320	4,989,177	(a)
MASTR Reperforming Loan Trust, 2005-2 1A1F	0.592%	5/25/35	4,141,291	3,147,886	(a)(c)
Merrill Lynch Mortgage Investors Inc., 2005-A2 A4	2.582%	2/25/35	61,637	61,064	(c)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-6 A4	5.485%	3/12/51	17,800,000	19,166,168	(c)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-8 A3	5.966%	8/12/49	920,000	1,018,350	(c)
MLCC Mortgage Investors Inc., 2003-B A1	0.922%	4/25/28	1,981,475	1,841,343	(c)
MLCC Mortgage Investors Inc., 2006-1 1A	2.274%	2/25/36	482,838	402,089	(c)
Morgan Stanley Capital I, 2005-HQ6 A4A	4.989%	8/13/42	2,128,000	2,336,595
Morgan Stanley Capital I, 2007-HQ11 A31	5.439%	2/12/44	3,995,000	4,179,469
Morgan Stanley Capital I, 2007-IQ14 A4	5.692%	4/15/49	13,000,000	14,197,638	(c)
Morgan Stanley Mortgage Loan Trust, 2004-10AR 4A	2.708%	11/25/34	2,991,045	2,752,473	(c)
Morgan Stanley Mortgage Loan Trust, 2004-8AR 4A1	2.684%	10/25/34	7,249	5,844	(c)
Morgan Stanley Mortgage Loan Trust, 2005-3AR 2A2	2.449%	7/25/35	5,188,938	3,776,478	(c)
Morgan Stanley Mortgage Loan Trust, 2006-6AR 3A1	5.315%	5/25/36	7,301,767	3,896,267	(c)
Prime Mortgage Trust, 2005-2 2A1	7.098%	10/25/32	615,136	611,790	(c)
Prime Mortgage Trust, 2006-DR1 2A2	6.000%	5/25/35	56,288,029	44,637,195	(a)
RBSGC Mortgage Pass-Through Certificates, 2007-B 1A4	0.692%	1/25/37	29,215,938	13,399,948	(c)
Residential Accredit Loans Inc., 2005-Q03 A1	0.642%	10/25/45	1,728,783	1,024,759	(c)
Residential Accredit Loans Inc., 2007-QS4 3A9	6.000%	3/25/37	7,351,876	4,948,452
Residential Asset Mortgage Products Inc., 2004-SL2 A4	8.500%	10/25/31	151,240	161,004
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	1,323,343	1,256,462

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Residential Asset Securitization Trust, 2003-A14 A1	4.750%	2/25/19	685,933	$693,336
Structured ARM Loan Trust, 2004-16 5A2	5.070%	11/25/34	19,643,665	19,279,707	(c)
Structured ARM Loan Trust, 2005-19XS 2A1	0.542%	10/25/35	248,735	182,825	(c)
Structured Asset Mortgage Investments Inc., 2003-AR1 A1	0.982%	10/19/33	534,409	458,648	(c)
Structured Asset Mortgage Investments Inc., 2006-AR3 11A1	0.452%	4/25/36	3,827,742	2,319,083	(c)
Structured Asset Mortgage Investments Inc., 2006-AR6 1A1	0.422%	7/25/46	350,974	202,752	(c)
Thornburg Mortgage Securities Trust, 2004-03 A	0.982%	9/25/44	840,724	772,250	(c)
Thornburg Mortgage Securities Trust, 2004-1	1.773%	3/25/44	43,689	42,360	(c)
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.166%	9/25/37	22,690,321	21,430,078	(c)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.168%	9/25/37	21,478,590	21,509,927	(c)
Voyager BRSTN Delaware Trust, 2009-1 UAU7, IO	0.494%	12/26/36	1,235,490	959,611	(a)(c)(e)
Voyager Dwnys Delaware Trust, 2009-1 UGL2, IO	1.079%	3/20/47	320,946	19,578	(a)(b)(c)(e)
Wachovia Bank Commercial Mortgage Trust, 2006-C29 A4	5.308%	11/15/48	2,944,000	3,285,327
WaMu Mortgage Pass-Through Certificates, 2005-AR14 1A1	2.465%	12/25/35	121,134	118,933	(c)
Washington Mutual Inc., 2005-AR15 A1A1	0.502%	11/25/45	13,096,425	10,356,483	(c)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR01 A1A	0.562%	1/25/45	1,780,365	1,489,377	(c)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR06 2A1A	0.472%	4/25/45	7,529,162	6,016,162	(c)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR10 1A1	2.535%	9/25/36	361,652	253,732	(c)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2007-HY4 4A1	2.345%	9/25/36	97,148	70,274	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR08 1A1A	0.512%	7/25/45	7,149,886	5,703,150	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR13 A1A1	0.532%	10/25/45	14,062,305	11,232,604	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1	0.512%	12/25/45	17,997,262	14,690,067	(c)
Wells Fargo Alternative Loan Trust, 2007-PA2 2A1	0.671%	6/25/37	33,364,025	18,305,639	(c)
Wells Fargo Mortgage Backed Securities Trust, 2006-AR8 2A3	2.697%	4/25/36	86,884	65,936	(c)
Wells Fargo Mortgage Backed Securities Trust, 2006-AR8 3A2	2.666%	4/25/36	5,609,784	4,614,322	(c)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $1,292,942,329)				1,251,409,441

COLLATERALIZED SENIOR LOANS - 1.7%
CONSUMER DISCRETIONARY - 0.4%
Auto Components - 0.0%
Allison Transmission Inc., Term Loan B	2.750%	8/7/14	3,788,404	3,756,441	(i)

Hotels, Restaurants & Leisure - 0.1%
Caesars Entertainment Operating Co. Inc., Term Loan B4	9.500%	10/31/16	1,481,061	1,520,679	(i)
Caesars Entertainment Operating Co. Inc., Term Loan B6	5.492%	1/26/18	2,250,000	2,029,570	(i)
CCM Merger Inc., New Term Loan B	7.000%	3/1/17	792,782	794,103	(i)
Dunkin’ Brands Inc., Term Loan B	4.000 -5.250%	11/23/17	3,436,878	3,431,744	(i)
Las Vegas Sands LLC, Delayed Draw Term Loan	2.750%	11/23/16	496,993	478,977	(i)
Las Vegas Sands LLC, Term Loan B	2.750%	11/23/16	2,472,780	2,385,073	(i)

Total Hotels, Restaurants & Leisure				10,640,146

Media - 0.2%
AMC Entertainment Inc., Term Loan B2	3.491%	12/15/16	2,960,526	2,924,446	(i)
Carmike Cinemas Inc., Term Loan	5.500%	1/27/16	1,130,481	1,132,177	(i)
Cengage Learning Acquisitions Inc., Term Loan	2.490%	7/3/14	6,885,152	6,340,489	(i)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Media - continued
Charter Communications Operating LLC, Term Loan C	3.720%	9/6/16	3,680,506	$3,669,004	(i)
Univision Communications Inc.	4.491%	3/31/17	2,874,148	2,662,961	(i)
UPC Holding BV, Term Loan T2	3.744%	12/30/16	65,864	65,480	(i)

Total Media				16,794,557

Multiline Retail - 0.0%
Neiman-Marcus Group Inc., Term Loan	4.750%	5/16/18	3,000,000	2,991,963	(i)

Specialty Retail - 0.1%
Gymboree Corp., Term Loan	5.000%	2/23/18	4,942,450	4,662,495	(i)
Michaels Stores Inc., Term Loan B2	5.000 -5.125%	7/29/16	2,000,000	2,003,438	(i)

Total Specialty Retail				6,665,933

TOTAL CONSUMER DISCRETIONARY				40,849,040

CONSUMER STAPLES - 0.1%
Food Products - 0.1%
Del Monte Corp., Term Loan	4.500%	3/8/18	3,970,000	3,955,113	(i)

Household Products - 0.0%
Visant Corp., Term Loan	5.250%	12/22/16	2,832,721	2,747,739	(i)

Personal Products - 0.0%
NBTY Inc., Term Loan B	4.250%	10/2/17	3,447,873	3,449,311	(i)

TOTAL CONSUMER STAPLES				10,152,163

ENERGY - 0.1%
Energy Equipment & Services - 0.1%
Frac Tech International LLC, Term Loan B	6.250%	5/6/16	3,342,714	3,327,859	(i)
Hercules Offshore Inc., Term Loan B	7.500%	7/11/13	1,832,145	1,828,219	(i)

TOTAL ENERGY				5,156,078

FINANCIALS - 0.1%
Diversified Financial Services - 0.0%
Star West Generation LLC, Term Loan B	6.000%	5/17/18	2,538,462	2,506,731	(i)

Insurance - 0.1%
Asurion Corp., Term Loan B	5.500%	5/24/18	2,829,545	2,800,542	(i)

TOTAL FINANCIALS				5,307,273

HEALTH CARE - 0.3%
Biotechnology - 0.1%
Exopack, Term Loan	6.500%	5/31/17	2,441,550	2,438,498	(i)

Health Care Equipment & Supplies - 0.0%
Kinetic Concepts Inc., Term Loan	7.000%	5/4/18	911,915	928,585	(i)

Health Care Providers & Services - 0.2%
Capsugel Healthcare Ltd., Term Loan	5.250%	8/1/18	1,979,130	1,993,562	(i)
Community Health Systems Inc., Extended Delayed Draw Term Loan	2.491 - 2.739%	7/25/14	96,317	95,005	(i)
Community Health Systems Inc., Extended Term Loan	2.491 - 2.739%	7/25/14	1,086,877	1,072,063	(i)
Community Health Systems Inc., Term Loan B	2.491 - 2.739%	7/25/14	1,500,000	1,479,555	(i)
CRC Health Corp., Term B2	4.970%	11/16/15	2,948,625	2,668,505	(i)
Emergency Medical Services Corp., Term Loan B	5.250%	5/25/18	4,957,481	4,953,763	(i)
Hanger Orthopedic Group Inc., Term Loan	4.000 - 4.060%	12/1/16	1,485,176	1,469,087	(i)
IASIS Healthcare LLC, Term Loan	5.000%	5/3/18	3,960,000	3,960,000	(i)
Quintiles Transnational Corp., Term Loan B	5.000%	6/8/18	2,977,500	2,978,432	(i)

Total Health Care Providers & Services				20,669,972

Health Care Technology - 0.0%
Multiplan Inc., Term Loan B	4.750%	8/26/17	2,371,542	2,345,604	(i)

Pharmaceuticals - 0.0%
Royalty Pharma Finance Trust, Term Loan	4.000%	5/9/18	1,985,000	1,983,759	(i)

TOTAL HEALTH CARE				28,366,418

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
INDUSTRIALS - 0.1%
Airlines - 0.1%
DAE Aviation Holdings Inc., Term Loan B1	5.560%	7/31/14	1,989,831	$1,969,933	(i)
Delta Air Lines Inc., Term Loan B	5.500%	4/20/17	3,980,000	3,963,415	(i)

Total Airlines				5,933,348

Commercial Services & Supplies - 0.0%
Nielsen Finance LLC, Term Loan C	3.493%	5/2/16	3,518,004	3,262,948	(i)
Sensus Metering Systems Inc., First Lien Term Loan	4.750%	5/9/17	990,000	990,310	(i)

Total Commercial Services & Supplies				4,253,258

Construction & Engineering - 0.0%
BakerCorp	5.000%	6/1/18	2,985,000	2,987,487	(i)

Road & Rail - 0.0%
Hertz Corp., Term Loan	3.750%	3/9/18	3,960,000	3,942,675	(i)

TOTAL INDUSTRIALS				17,116,768

INFORMATION TECHNOLOGY - 0.4%
IT Services - 0.4%
First Data Corp., Term Loan B	4.242%	3/23/18	15,378,591	14,001,730	(i)
First Data Corp., Term Loan B2	2.992%	9/24/14	17,651,778	16,989,960	(i)
SunGard Data Systems Inc., Term Loan A	1.991 -1.993%	2/28/14	6,658	6,651	(i)
SunGard Data Systems Inc., Term Loan B	3.866 - 4.148%	2/26/16	1,291,681	1,292,123	(i)

Total IT Services				32,290,464

Semiconductors & Semiconductor Equipment - 0.0%
Freescale Semiconductor Inc., Term Loan	4.494%	12/1/16	1,980,568	1,926,103	(i)

Software - 0.0%
Eagle Parent Inc., Term Loan	5.000%	5/16/18	2,053,448	2,034,839	(i)

TOTAL INFORMATION TECHNOLOGY				36,251,406

MATERIALS - 0.1%
Construction Materials - 0.1%
Fairmount Minerals, Term Loan B	5.250%	3/15/17	5,650,000	5,655,300	(i)

TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Intelsat Jackson Holdings Ltd., Term Loan	5.250%	4/2/18	3,970,000	3,985,598	(i)
Level 3 Financing Inc., Term Loan A	2.827 - 2.492%	3/13/14	4,000,000	3,935,000	(i)

Total Diversified Telecommunication Services				7,920,598

Wireless Telecommunication Services - 0.0%
MetroPCS Wireless Inc. Term Loan B3	4.000%	3/16/18	3,959,967	3,923,337	(i)

TOTAL TELECOMMUNICATION SERVICES				11,843,935

UTILITIES - 0.0%
Electric Utilities - 0.0%
Texas Competitive Electric Holdings Co. LLC, Term Loan	4.743%	10/10/17	1,162,680	644,560	(i)

Independent Power Producers & Energy Traders - 0.0%
RRI Energy Inc., Term Loan B	6.000%	12/3/17	987,469	974,303	(i)

TOTAL UTILITIES				1,618,863

TOTAL COLLATERALIZED SENIOR LOANS (Cost - $165,865,684)				162,317,244

MORTGAGE-BACKED SECURITIES - 28.9%
FHLMC - 2.8%
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	5/1/12-11/1/36	1,703,124	1,838,694
Federal Home Loan Mortgage Corp. (FHLMC)	5.500%	12/1/13-12/1/38	50,394,417	54,849,971
Federal Home Loan Mortgage Corp. (FHLMC)	7.000%	10/1/16-4/1/32	583,022	680,077

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
FHLMC - continued
Federal Home Loan Mortgage Corp. (FHLMC)	6.500%	7/1/29-9/1/39	6,721,821	$7,579,780
Federal Home Loan Mortgage Corp. (FHLMC)	4.627%	8/1/35	5,623,313	5,943,263	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	2.533%	9/1/35	2,619,741	2,796,747	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	5.087%	9/1/35	636,462	678,085	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	2.480%	10/1/35	1,773,211	1,892,224	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	2.598%	12/1/35	2,442,966	2,605,491	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	5.092%	12/1/35	146,154	155,534	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	2.342%	2/1/37	12,710	13,395	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	5.371%	5/1/37	127,802	134,519	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	5.591%	5/1/37	1,719,566	1,804,082	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	5.822%	5/1/37	2,880,613	3,055,821	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	5.880%	5/1/37	28,324	29,718	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	5.369%	6/1/37	348,065	371,581	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	5.884%	6/1/37	645,997	684,975	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	5.789%	7/1/37	9,277,953	10,022,209	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	5.639%	8/1/37	4,161,075	4,446,495	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	3/1/38-11/1/41	7,747,589	8,354,353
Federal Home Loan Mortgage Corp. (FHLMC)	2.500%	4/17/42	33,100,000	33,539,608	(j)
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	5/14/42	40,900,000	41,775,514	(j)
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	5/14/42	69,900,000	72,936,285	(j)

Total FHLMC				256,188,421

FNMA - 18.9%
Federal National Mortgage Association (FNMA)	6.500%	5/1/14-6/1/40	67,005,786	75,296,202
Federal National Mortgage Association (FNMA)	5.500%	1/1/17-5/1/40	54,865,878	59,938,273
Federal National Mortgage Association (FNMA)	9.500%	11/1/21	483	557
Federal National Mortgage Association (FNMA)	6.000%	4/1/24-12/1/39	78,516,721	86,618,530
Federal National Mortgage Association (FNMA)	2.500%	4/17/27-5/17/27	88,700,000	89,732,625	(j)
Federal National Mortgage Association (FNMA)	3.000%	4/17/27	250,800,000	259,617,175	(j)
Federal National Mortgage Association (FNMA)	3.500%	4/17/27-5/14/42	40,580,000	41,686,259	(j)
Federal National Mortgage Association (FNMA)	7.000%	8/1/29-2/1/39	36,129,783	41,438,410
Federal National Mortgage Association (FNMA)	7.500%	11/1/29	10,234	12,221
Federal National Mortgage Association (FNMA)	4.500%	4/1/31-11/1/41	219,513,581	234,414,610
Federal National Mortgage Association (FNMA)	5.000%	7/1/33-9/1/41	58,463,517	63,512,229
Federal National Mortgage Association (FNMA)	2.640%	5/1/35	1,943,848	2,055,507	(c)
Federal National Mortgage Association (FNMA)	2.849%	6/1/35	5,339,507	5,682,590	(c)
Federal National Mortgage Association (FNMA)	5.352%	6/1/35	1,004,013	1,063,551	(c)
Federal National Mortgage Association (FNMA)	2.378%	8/1/35	775,913	826,851	(c)
Federal National Mortgage Association (FNMA)	2.435%	9/1/35	3,378,322	3,602,696	(c)
Federal National Mortgage Association (FNMA)	2.442%	9/1/35	1,593,159	1,698,842	(c)
Federal National Mortgage Association (FNMA)	2.375%	10/1/35	2,490,743	2,655,006	(c)
Federal National Mortgage Association (FNMA)	2.487%	10/1/35	1,624,446	1,732,590	(c)
Federal National Mortgage Association (FNMA)	3.173%	10/1/35	1,416,965	1,501,374	(c)
Federal National Mortgage Association (FNMA)	2.120%	11/1/35	146,815	153,060	(c)
Federal National Mortgage Association (FNMA)	2.126%	11/1/35	115,167	119,796	(c)
Federal National Mortgage Association (FNMA)	2.129%	11/1/35	130,109	135,579	(c)
Federal National Mortgage Association (FNMA)	2.132%	11/1/35	175,232	182,648	(c)
Federal National Mortgage Association (FNMA)	2.152%	11/1/35	108,257	112,766	(c)
Federal National Mortgage Association (FNMA)	5.341%	12/1/35	1,349,641	1,441,204	(c)
Federal National Mortgage Association (FNMA)	3.031%	2/1/36	223,346	237,689	(c)
Federal National Mortgage Association (FNMA)	2.086%	2/1/37	7,286,944	7,706,507	(c)
Federal National Mortgage Association (FNMA)	5.745%	8/1/37	376,040	398,142	(c)
Federal National Mortgage Association (FNMA)	5.346%	11/1/37	102,472	109,504	(c)
Federal National Mortgage Association (FNMA)	4.000%	10/1/41-12/1/41	106,648,898	111,940,490

Federal National Mortgage Association (FNMA)	4.000%	5/14/42	219,600,000	229,756,500	(j)
Federal National Mortgage Association (FNMA)	4.500%	5/14/42	396,150,000	420,723,700	(j)

Total FNMA				1,746,103,683

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
GNMA - 7.2%
Government National Mortgage Association (GNMA)	7.500%	3/15/23-9/15/31	128,520	$145,059
Government National Mortgage Association (GNMA)	7.000%	8/15/23-7/15/31	354,509	415,953
Government National Mortgage Association (GNMA)	6.500%	4/15/28-3/15/39	25,883,834	29,866,599
Government National Mortgage Association (GNMA)	6.000%	1/15/29-11/20/40	69,075,342	78,012,793
Government National Mortgage Association (GNMA)	8.000%	12/15/30-1/15/31	22,172	24,484
Government National Mortgage Association (GNMA)	0.642%	8/20/31	1,412	1,418	(c)
Government National Mortgage Association (GNMA)	5.500%	7/15/33-6/15/35	8,323,080	9,351,425
Government National Mortgage Association (GNMA)	5.000%	4/20/35-11/20/40	75,431,525	83,211,431
Government National Mortgage Association (GNMA)	4.500%	1/20/40-3/20/41	168,881,687	184,220,000
Government National Mortgage Association (GNMA)	3.500%	4/19/42	77,400,000	80,653,215	(j)
Government National Mortgage Association (GNMA)	4.000%	4/19/42	33,800,000	36,271,625	(j)
Government National Mortgage Association (GNMA)	4.500%	4/19/42	14,100,000	15,340,360	(j)
Government National Mortgage Association (GNMA)	5.000%	4/19/42	116,100,000	127,855,125	(j)
Government National Mortgage Association (GNMA)	5.500%	4/19/42	8,500,000	9,445,625	(j)
Government National Mortgage Association (GNMA)	6.000%	4/19/42	4,100,000	4,626,594	(j)

Total GNMA				659,441,706

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $2,634,725,972)				2,661,733,810

MUNICIPAL BONDS - 1.7%
California - 0.4%
California State, GO, Build America Bonds	7.300%	10/1/39	8,300,000	10,392,347
Los Angeles, CA, Department of Water & Power Revenue, Build America Bonds	6.574%	7/1/45	6,000,000	8,032,260
Santa Clara Valley Transportation Authority, Sales Tax Revenue, Build America Bonds	5.876%	4/1/32	8,810,000	10,645,916
University of California Revenues	4.858%	5/15/12	7,890,000	7,720,681

Total California				36,791,204

Florida - 0.1%
Florida Educational Loan Marketing Corp., Education Loan Revenue	0.495%	12/1/18	5,800,000	4,350,000	(c)(k)

Georgia - 0.1%
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	4,880,000	5,427,341
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	2,820,000	3,120,894

Total Georgia				8,548,235

Illinois - 0.2%
Cook County, IL, GO, Build America Bonds	6.229%	11/15/34	1,430,000	1,652,122
Illinois State, GO	5.665%	3/1/18	7,570,000	8,256,977

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Illinois - continued
Illinois State, GO	5.877%	3/1/19	8,310,000		$9,139,920

Total Illinois					19,049,019

Kentucky - 0.1%
Kentucky Higher Education Student Loan Corp., Student Loan Revenue	1.730%	5/1/32	10,250,000		9,020,000	(c)

North Carolina - 0.2%
North Carolina State Education Assistance Authority Revenue, Student Loan Backed Notes	1.360%	7/25/25	18,860,000		18,495,813	(c)

Ohio - 0.0%
American Municipal Power-Ohio Inc., OH, Revenue., Build America Bonds, Meldhal Hydroelectric	6.270%	2/15/50	1,315,000		1,449,446

Pennsylvania - 0.5%
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	3.496%	5/1/46	44,600,000		41,255,000	(b)(c)
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	13.279%	5/1/46	2,450,000		2,266,250	(b)(c)
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	13.448%	5/1/46	4,600,000		4,255,000	(b)(c)

Total Pennsylvania					47,776,250

Texas - 0.1%
Brazos Higher Education Authority Inc., Student Loan Revenue Note	1.742%	6/25/42	11,850,000		9,894,750	(c)

TOTAL MUNICIPAL BONDS (Cost - $147,561,739)					155,374,717

SOVEREIGN BONDS - 2.6%
Brazil - 1.1%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	13,190,000	BRL	7,266,910
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	171,819,000	BRL	91,682,325

Total Brazil					98,949,235

Canada - 0.0%
Province of British Columbia	4.300%	5/30/13	180,000		188,186

India - 0.1%
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	4,969,000		4,670,860	(a)(c)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	7,003,000		6,582,820	(a)(c)

Total India					11,253,680

Malaysia - 0.3%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	65,070,000	MYR	21,634,484
Government of Malaysia, Senior Bonds	4.262%	9/15/16	18,615,000	MYR	6,304,971

Total Malaysia					27,939,455

Mexico - 1.0%
Mexican Bonos, Bonds	8.000%	6/11/20	944,463,000	MXN	83,252,385
United Mexican States, Bonds	10.000%	12/5/24	39,070,000	MXN	3,991,481
United Mexican States, Medium-Term Notes	5.625%	1/15/17	374,000		432,531
United Mexican States, Medium-Term Notes	6.750%	9/27/34	4,913,000		6,313,205
United Mexican States, Medium-Term Notes	6.050%	1/11/40	2,852,000		3,436,660

Total Mexico					97,426,262

Russia - 0.1%
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	4,754,685		5,687,792	(a)

TOTAL SOVEREIGN BONDS (Cost - $243,108,321)					241,444,610

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 14.5%
U.S. Government Agencies - 2.3%
Federal Home Loan Bank (FHLB), Global Bonds	5.500%	7/15/36	2,240,000	$2,810,205
Federal National Mortgage Association (FNMA)	9.750%	5/1/42	25,544,514	29,320,312	(b)
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	11,095,000	15,742,141
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	62,140,000	48,054,167
Federal National Mortgage Association (FNMA), Senior Notes	5.625%	7/15/37	10,490,000	13,864,245
Federal National Mortgage Association (FNMA), Subordinated Notes	5.250%	8/1/12	6,110,000	6,207,381
Financing Corp. (FICO) Strip	0.000%	4/5/19	320,000	273,585
Financing Corp. (FICO) Strip, Bonds	0.000%	11/2/18	13,500,000	11,755,301
Financing Corp. (FICO) Strip, Debentures	0.000%	11/30/17	1,240,000	1,117,622
Financing Corp. (FICO) Strip, Debentures	0.000%	2/8/18	3,815,000	3,414,394
Financing Corp. (FICO) Strip, Debentures	0.000%	5/11/18	14,313,000	12,689,634
Financing Corp. (FICO) Strip, Debentures	0.000%	8/3/18	23,073,000	20,283,359
Financing Corp. (FICO) Strip, Debentures	0.000%	3/7/19	11,319,000	9,708,057
Financing Corp. (FICO) Strip, Debentures	0.000%	6/6/19	1,850,000	1,570,650
Financing Corp. (FICO) Strip, Notes	0.000%	4/6/18	11,535,000	10,262,170
Financing Corp. (FICO) Strip, Notes	0.000%	8/3/18	13,681,000	12,026,899
Financing Corp. (FICO) Strip, Notes	0.000%	9/26/19	708,000	593,283
Tennessee Valley Authority, Bonds	5.980%	4/1/36	120,000	155,924
Tennessee Valley Authority, Global Power Bonds 2000	7.125%	5/1/30	840,000	1,225,480
Tennessee Valley Authority, Notes	5.250%	9/15/39	7,700,000	9,232,331

Total U.S. Government Agencies				210,307,140

U.S. Government Obligations - 12.2%
U.S. Treasury Bonds	4.375%	5/15/41	12,100,000	14,546,475
U.S. Treasury Bonds	3.125%	11/15/41	222,760,000	213,675,624
U.S. Treasury Notes	1.375%	2/15/13	330,000	333,313
U.S. Treasury Notes	0.500%	5/31/13	705,000	707,038
U.S. Treasury Notes	0.125%	8/31/13	810,000	808,165
U.S. Treasury Notes	0.250%	1/31/14	12,070,000	12,052,559
U.S. Treasury Notes	0.250%	2/28/14	970,000	968,561
U.S. Treasury Notes	0.375%	3/15/15	4,880,000	4,861,319
U.S. Treasury Notes	1.000%	9/30/16	46,690,000	46,846,832
U.S. Treasury Notes	0.875%	2/28/17	7,120,000	7,069,939
U.S. Treasury Notes	1.000%	3/31/17	57,530,000	57,408,669
U.S. Treasury Notes	1.750%	10/31/18	60,710,000	61,672,800
U.S. Treasury Notes	1.250%	1/31/19	208,950,000	204,575,005
U.S. Treasury Notes	1.375%	2/28/19	213,410,000	210,375,523
U.S. Treasury Notes	2.000%	11/15/21	296,490,000	291,880,470
U.S. Treasury Notes	2.000%	2/15/22	3,180,000	3,118,884
U.S. Treasury Strip Principal (STRIPS)	0.000%	11/15/24	510,000	358,088

Total U.S. Government Obligations				1,131,259,264

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $1,330,109,091)				1,341,566,404

U.S. TREASURY INFLATION PROTECTED SECURITIES - 2.3%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	21,235,973	27,012,816	(l)
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	39,456,791	48,356,152
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/27	64,458,556	82,708,384
U.S. Treasury Notes, Inflation Indexed	2.000%	4/15/12	57,302,613	57,432,461

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $177,146,111)				215,509,813

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY			SHARES	VALUE
COMMON STOCKS - 0.0%
FINANCIALS - 0.0%
PB Investors II LLC(Cost - $9,649,957)			80,790	$0	(b)(e)(g)

	RATE
CONVERTIBLE PREFERRED STOCKS - 0.0%
FINANCIALS - 0.0%
Thrifts & Mortgage Finance - 0.0%
Federal National Mortgage Association (FNMA)	5.375%		29	84,100	*

UTILITIES - 0.0%
Electric Utilities - 0.0%
AES Trust III	6.750%		71,200	3,552,168

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost - $6,233,675)				3,636,268

PREFERRED STOCKS - 0.1%
FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Citigroup Capital XII	8.500%		155,875	3,990,400	(c)
Citigroup Capital XIII	7.875%		77,075	2,096,440	(c)

TOTAL PREFERRED STOCKS (Cost - $5,823,750)				6,086,840

		EXPIRATION DATE	CONTRACTS/ NOTIONAL PAR
PURCHASED OPTIONS - 0.1%
Credit default swaption with Banc of America Securities LLC to buy protection on Markit CDX.NA.HY.17 Index, Put @ $97.00		6/20/12	90,689,200	1,998,301
Credit default swaption with Credit Suisse First Boston Inc. to buy protection on Markit CDX.NA.HY.17 Index, Put @ $97.00		6/20/12	76,459,600	1,684,757
Eurodollar Mid Curve 2-Year Futures, Put @ $99.00		9/14/12	930	656,813
Eurodollar Mid Curve 2-Year Futures, Put @ $98.75		12/14/12	3,520	2,464,000

TOTAL PURCHASED OPTIONS (Cost - $8,967,660)				6,803,871

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $9,236,702,073)				9,324,870,739

		MATURITY DATE	FACE AMOUNT †
SHORT-TERM INVESTMENTS - 14.9%
U.S. Government Agencies - 11.3%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.160%	4/27/12	45,000,000	44,995,000	(m)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.060%	5/16/12	16,200,000	16,198,812	(m)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.080%	7/11/12	299,970,000	299,928,304	(m)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.060%	7/17/12	70,000,000	69,989,710	(m)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.100%	8/21/12	136,180,000	136,147,998	(m)
Federal National Mortgage Association (FNMA), Discount Notes	0.075%	5/9/12	74,990,000	74,984,344	(m)

Federal National Mortgage Association (FNMA), Discount Notes	0.050%	5/15/12	150,000,000	149,991,176	(m)
Federal National Mortgage Association (FNMA), Discount Notes	0.100%	10/15/12	250,000,000	249,850,250	(m)

Total U.S. Government Agencies (Cost - $1,042,051,375)				1,042,085,594

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Repurchase Agreements - 3.6%
Barclays Capital Inc. tri-party repurchase agreement dated 3/30/12; Proceeds at maturity - $165,452,827; (Fully collateralized by U.S. government obligations, 4.125% due 5/15/15; Market value - $168,761,250)	0.060%	4/2/12	165,452,000	$165,452,000
Goldman Sachs & Co. repurchase agreement dated 3/30/12; Proceeds at maturity - $161,625,943; (Fully collateralized by U.S. government agency obligations, 3.630% due 9/6/16; Market value - $164,870,613)	0.070%	4/2/12	161,625,000	161,625,000

Total Repurchase Agreements (Cost - $327,077,000)				327,077,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $1,369,128,375)				1,369,162,594

TOTAL INVESTMENTS - 116.0% (Cost - $10,605,830,448#)				10,694,033,333
Liabilities in Excess of Other Assets - (16.0)%				(1,473,210,987)

TOTAL NET ASSETS - 100.0%				$9,220,822,346

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(d)	The maturity principal is currently in default as of March 31, 2012.

(e)	Illiquid security.

(f)	The coupon payment on these securities is currently in default as of March 31, 2012.

(g)	Value is less than $1.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(j)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(k)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(l)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(m)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
BRL	— Brazilian Real
CMB	— Cash Management Bill
GO	— General Obligation
HELOC	— Home Equity Line of Credit
IO	— Interest Only
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
REMIC	— Real Estate Mortgage Investment Conduit
STRIPS	— Separate Trading of Registered Interest and Principal Securities

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS/ NOTIONAL AMOUNT	VALUE
SCHEDULE OF WRITTEN OPTIONS
Credit default swaption with Banc of America Securities LLC to sell protection on Markit CDX.NA.HY.17 Index, Put	6/20/12	$92.00	181,349,000	$1,329,413
Credit default swaption with Credit Suisse to sell protection on Markit CDX.NA.HY.17 Index, Put	6/20/12	92.00	152,919,200	1,121,003
U.S. Treasury 10-Year Notes, Put	5/25/12	126.00	755	141,563
U.S. Treasury 10-Year Notes, Put	5/25/12	127.50	1,101	412,875
U.S. Treasury 10-Year Notes, Call	5/25/12	133.50	1,710	133,594

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS/ NOTIONAL AMOUNT	VALUE
SCHEDULE OF WRITTEN OPTIONS - continued
Eurodollar Mid Curve 2-Year Futures, Put	9/14/12	$98.75	930	$406,875
Eurodollar Mid Curve 2-Year Futures, Put	12/14/12	98.25	3,520	1,364,000

		STRIKE RATE	NOTIONAL PAR
Interest rate swaption with JPMorgan Securities Inc., Call	10/7/13	4.86%	124,700,000	23,973,050
Interest rate swaption with JPMorgan Securities Inc., Put	10/7/13	4.86	124,700,000	784,628

TOTAL WRITTEN OPTIONS (Premiums received - $25,023,248)				$29,667,001

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Core Plus Bond Portfolio (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Effective May 1, 2012, the Fund changed its name to Western Asset Core Plus Bond Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes	—	$2,949,085,357	$17,906,065		$2,966,991,422
Asset-backed securities	—	293,237,299	18,759,000		311,996,299
Collateralized mortgage obligations	—	1,251,409,441	—		1,251,409,441
Collateralized senior loans	—	162,317,244	—		162,317,244
Mortgage-backed securities	—	2,661,733,810	—		2,661,733,810
Municipal bonds	—	155,374,717	—		155,374,717
Sovereign bonds	—	241,444,610	—		241,444,610
U.S. government & agency obligations	—	1,341,566,404	—		1,341,566,404
U.S. treasury inflation protected securities	—	215,509,813	—		215,509,813
Common stocks	—	—	0	*	0	*
Convertible preferred stocks	$3,552,168	84,100	—		3,636,268
Preferred stocks	6,086,840	—	—		6,086,840
Purchased options	3,120,813	3,683,058	—		6,803,871

Total long-term investments	$12,759,821	$9,275,445,853	$36,665,065		$9,324,870,739

Short-term investments†	—	1,369,162,594	—		1,369,162,594

Total investments	$12,759,821	$10,644,608,447	$36,665,065		$10,694,033,333

Other financial instruments:
Futures contracts	$15,053,421	—	—		$15,053,421
Forward foreign currency contracts	—	$1,771,129	—		1,771,129
Interest rate swaps	—	6,986,219	—		6,986,219
Credit default swaps on corporate issues - sell protection‡	—	1,069,227	—		1,069,227
Credit default swaps on corporate issues - buy protection	—	6,549,238	—		6,549,238
Credit default swaps on credit indices - sell protection‡	—	436,991	—		436,991
Credit default swaps on credit indices - buy protection‡	—	13,728,331	—		13,728,331
Total return swaps‡	—	64,726	—		64,726

Total other financial instruments	$15,053,421	$30,605,861	—		$45,659,282

Total	$27,813,242	$10,675,214,308	$36,665,065		$10,739,692,615

Notes to Schedule of Investments (unaudited) (continued)

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	$2,458,907	$27,208,094	—	$29,667,001
Futures contracts	18,144,940	—	—	18,144,940
Forward foreign currency contracts	—	5,623,365	—	5,623,365
Interest rate swaps	—	13,071,623	—	13,071,623
Credit default swaps on corporate issues - sell protection‡	—	2,303,167	—	2,303,167
Credit default swaps on corporate issues - buy protection	—	416,369	—	416,369
Credit default swaps on credit indices - sell protection‡	—	13,360,726	—	13,360,726
Credit default swaps on credit indices - buy protection‡	—	671,198	—	671,198

Total	$20,603,847	$62,654,542	—	$83,258,389

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

*	Value is less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	ASSET- BACKED SECURITIES	COMMON STOCKS		TOTAL
Balance as of December 31, 2011	$18,007,996	$18,759,000	$0	*	$36,766,996
Accrued premiums/discounts	(16,211)	26,170	—		9,959
Realized gain (loss)	—	—	—		—
Change in unrealized appreciation (depreciation)(1)	781,563	(26,170)	—		755,393
Purchases	—	—	—		—
Sales	(19,047)	—	—		(19,047)
Transfers into Level 3	—	—	—		—
Transfers out of Level 3(2)	(848,236)	—	—		(848,236)

Balance as of March 31, 2012	$17,906,065	$18,759,000	$0	*	$36,665,065

Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2012(1)	$777,736	$(26,170)	—		$751,566

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Value is less than $1.

(1)	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(2)	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

Notes to Schedule of Investments (unaudited) (continued)

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(d) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(e) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Notes to Schedule of Investments (unaudited) (continued)

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(i) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(j) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of March 31, 2012, the total notional value of all credit default swaps to sell protection is $243,850,585. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

Notes to Schedule of Investments (unaudited) (continued)

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

Notes to Schedule of Investments (unaudited) (continued)

(k) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(l) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(m) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the statement of assets and liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(n) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(o) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the

Notes to Schedule of Investments (unaudited) (continued)

counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of March 31, 2012, the Fund held written options, forward foreign currency contracts, credit default swaps and interest rate swaps with credit related contingent features which had a liability position of $65,113,449. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of March 31, 2012, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $39,754,000, which could be used to reduce the required payment.

(p) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$412,046,803
Gross unrealized depreciation	(323,843,918)

Net unrealized appreciation	$88,202,885

At March 31, 2012, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (loss)
Contracts to Buy:
German Euro Bobl	660	6/12	$109,318,678	$109,246,806	$(71,872)
U.S. Treasury Ultra Long-Term Bonds	2,710	6/12	426,944,284	409,125,313	(17,818,971)

					(17,890,843)

Contracts to Sell:
90-Day Eurodollar	276	6/12	68,421,603	68,675,700	(254,097)
U.S. Treasury 5-Year Notes	3,494	6/12	430,625,231	428,151,486	2,473,745
U.S. Treasury 10-Year Notes	4,420	6/12	576,708,800	572,320,938	4,387,862
U.S. Treasury 30-Year Bonds	1,930	6/12	274,049,314	265,857,500	8,191,814

					14,799,324

Net unrealized loss on open futures contracts					$(3,091,519)

During the period ended March 31, 2012, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2011	836,980,654	$36,626,385
Options written	334,276,825	10,294,162
Options closed	(587,581,263)	(21,897,299)
Options expired	—	—

Written options, outstanding as of March 31, 2012	583,676,216	$25,023,248

At March 31, 2012, the Fund held TBA securities with a total cost of $1,463,511,109.

Notes to Schedule of Investments (unaudited) (continued)

At March 31, 2012, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Canadian Dollar	Citibank N.A.	85,988,000	$86,125,571	5/16/12	$3,651
Euro	Credit Suisse First Boston Inc.	31,793,419	42,412,346	5/16/12	494,472

					498,123

Contracts to Sell:
Brazilian Real	Citibank N.A.	90,480,000	49,373,509	4/16/12	1,273,006
Euro	Citibank N.A.	29,626,000	39,521,014	5/16/12	(443,046)
Euro	Citibank N.A.	56,134,951	74,883,892	5/16/12	(1,653,042)
Euro	Goldman Sachs Group Inc.	47,500,000	63,364,888	5/16/12	(1,390,688)
Euro	JPMorgan Chase & Co.	50,815,000	67,787,090	5/16/12	(284,952)
Euro	Morgan Stanley & Co. Inc.	63,690,000	84,962,310	5/16/12	(1,851,637)

					(4,350,359)

Net unrealized loss on open forward foreign currency contracts					$(3,852,236)

At March 31, 2012, the Fund held the following swap contracts:

INTEREST RATE SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND‡	PAYMENTS RECEIVED BY THE FUND	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Banc of America Securities LLC	$8,100,000	3/1/13	5.104% semi-annually	3-Month LIBOR	—	$(341,821)
Banc of America Securities LLC	5,510,000	12/16/13	5.381% semi-annually	3-Month LIBOR	—	(454,718)
Banc of America Securities LLC	7,950,000	11/10/15	4.864% semi-annually	3-Month LIBOR	—	(1,126,202)
Banc of America Securities LLC	5,500,000	1/15/16	5.451% semi-annually	3-Month LIBOR	—	(930,117)
Banc of America Securities LLC	8,270,000	10/3/16	5.425% semi-annually	3-Month LIBOR	—	(1,577,602)
Barclays Capital Inc.	6,240,000	6/25/12	5.060% semi-annually	3-Month LIBOR	—	(67,363)
Barclays Capital Inc.	6,330,000	9/15/12	5.189% semi-annually	3-Month LIBOR	—	(137,867)
Barclays Capital Inc.	134,430,000	1/17/22	2.065% semi-annually	3-Month LIBOR	—	2,429,386
Barclays Capital Inc.	179,810,000	1/27/22	2.097% semi-annually	3-Month LIBOR	—	2,807,116
Credit Suisse First Boston Inc.	5,300,000	8/15/13	5.023% semi-annually	3-Month LIBOR	—	(326,863)
Credit Suisse First Boston Inc.	6,630,000	3/15/14	5.131% semi-annually	3-Month LIBOR	—	(591,544)
Credit Suisse First Boston Inc.	5,350,000	9/15/15	5.160% semi-annually	3-Month LIBOR	—	(788,353)
Credit Suisse First Boston Inc.	4,880,000	3/1/17	5.335% semi-annually	3-Month LIBOR	—	(964,506)
Deutsche Bank AG	10,890,000	6/15/16	5.183% semi-annually	3-Month LIBOR	—	(1,868,434)
Deutsche Bank AG	8,270,000	4/1/17	5.435% semi-annually	3-Month LIBOR	—	(1,695,606)
Deutsche Bank AG	116,680,000	1/27/22	2.104% semi-annually	3-month LIBOR	—	1,749,717
JPMorgan Chase & Co.	8,250,000	9/15/14	5.000% semi-annually	3-Month LIBOR	—	(878,574)
RBS Greenwich	4,560,000	4/1/12	5.011% semi-annually	3-Month LIBOR	—	(1,048)
RBS Greenwich	8,230,000	3/1/16	5.120% semi-annually	3-Month LIBOR	—	(1,321,005)

Total	$541,180,000				—	$(6,085,404)

Notes to Schedule of Investments (unaudited) (continued)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT MARCH 31, 2012[3]	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE	UPFRONT PREMIUMS RECEIVED	UNREALIZED APPRECIATION (DEPRECIATION)
Banc of America Securities LLC (AES Corp., 7.750%, due 3/1/14)	$5,600,000	3/20/17	3.16%	2.800% quarterly	$(90,045)	—	$(90,045)
Banc of America Securities LLC (AES Corp., 7.750%, due 3/1/14)	3,600,000	3/20/17	3.16%	2.600% quarterly	(90,348)	—	(90,348)
Deutsche Bank AG (AES Corp., 7.750%, due 3/1/14)	1,700,000	12/20/16	3.03%	2.210% quarterly	(60,141)	—	(60,141)
Deutsche Bank AG (AES Corp., 7.750%, due 3/1/14)	2,500,000	12/20/16	3.03%	2.200% quarterly	(89,525)	—	(89,525)
Deutsche Bank AG (Ford Motor Credit Co., 5.000%, due 5/15/18)	4,450,000	9/20/17	2.31%	3.650% quarterly	286,953	—	286,953
Deutsche Bank AG (Ford Motor Credit Co., 5.000%, due 5/15/18)	3,500,000	9/20/17	2.31%	3.650% quarterly	225,694	—	225,694
Deutsche Bank AG (Ford Motor Credit Co., 7.450%, due 7/16/31)	2,600,000	3/20/15	1.83%	2.930% quarterly	82,567	—	82,567
Deutsche Bank AG (MetLife Inc., 5.000%, due 6/15/15)	19,810,000	6/20/18	2.18%	1.000% quarterly	(1,299,110)	$(735,604)	(563,506)
Goldman Sachs Group Inc. (Ford Motor Credit Co., 7.000%, due 10/1/13)	6,400,000	9/20/17	2.31%	3.770% quarterly	449,518	—	449,518
Goldman Sachs Group Inc. (TXU Corp., 5.550%, due 11/15/14)	2,700,000	9/20/12	16.63%	3.240% quarterly	(164,748)	—	(164,748)
RBS Greenwich (Bank of America Corp., 6.250%, due 4/15/12)	9,900,000	9/20/12	1.46%	0.660% quarterly	(37,810)	—	(37,810)
RBS Greenwich (Ford Motor Credit Co., 7.450%, due 7/16/31)	2,500,000	6/20/12	0.79%	5.100% quarterly	24,495	—	24,495
RBS Greenwich (General Motors Acceptance Corp., 6.875%, due 8/28/12)	4,200,000	12/20/16	4.41%	1.550% quarterly	(471,440)	—	(471,440)

Total	$69,460,000				$(1,233,940)	$(735,604)	$(498,336)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION[4]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Banc of America Securities LLC (Home Depot Inc., 5.875%, due 12/16/36)	$5,510,000	12/20/13	0.635% quarterly	$(45,207)	—	$(45,207)
Banc of America Securities LLC (Marriot International Inc., 4.625%, due 6/15/12 )	7,950,000	12/20/15	0.730% monthly	(30,435)	—	(30,435)
Banc of America Securities LLC (Masco Corp., 5.875%, due 7/15/12)	8,270,000	12/20/16	1.040% quarterly	691,334	—	691,334
Banc of America Securities LLC (PHH Corporate Note, 7.125%, due 3/1/13 )	5,940,000	3/20/13	1.050% monthly	338,559	—	338,559
Banc of America Securities LLC (Viacom Inc., 4.625%, due 5/15/18)	5,500,000	12/20/15	1.130% quarterly	(104,369)	—	(104,369)
Barclays Capital Inc. (AmerisourceBergen Corp., 5.625%, due 9/15/12)	6,330,000	9/20/12	0.500% quarterly	(10,652)	—	(10,652)
Barclays Capital Inc. (Health Care Property Investments Inc., 6.450%, due 6/25/12)	6,240,000	6/20/12	0.630% quarterly	(5,668)	—	(5,668)
Credit Suisse First Boston Inc. (AmerisourceBergen Corp., 5.875%, due 9/15/15)	5,350,000	9/20/15	0.900% quarterly	(78,560)	—	(78,560)
Credit Suisse First Boston Inc. (Masco Corp., 5.875%, due 7/15/12)	5,830,000	9/20/13	0.750% quarterly	38,593	—	38,593
Credit Suisse First Boston Inc. (Southwest Airlines Co., 5.250%, due 10/1/14)	4,880,000	3/20/17	0.690% quarterly	212,483	—	212,483
Credit Suisse First Boston Inc. (Waste Management Inc., 5.000%, due 3/15/14)	6,630,000	3/20/14	0.490% quarterly	(6,038)	—	(6,038)
Deutsche Bank AG (AutoZone Inc., 6.950%, due 6/15/16)	10,890,000	6/20/16	0.580% quarterly	(89,291)	—	(89,291)

Notes to Schedule of Investments (unaudited) (continued)

Deutsche Bank AG (CenturyTel Inc., 7.875%, due 8/15/12)	8,270,000	3/20/17	0.890% quarterly	483,298	—	483,298
Goldman Sachs Group Inc. (JPM Chase Commercial Mortgage, 5.797%, due 5/15/47)	5,000,000	5/15/47	0.750% monthly	4,776,057	—	4,776,057
JPMorgan Chase & Co. (Bell South Corp., 6.000%, due 11/15/34)	8,250,000	9/20/14	0.280% quarterly	8,914	—	8,914
RBS Greenwich (Home Depot Inc., 5.400%, due 3/1/16)	8,230,000	3/20/16	0.480% monthly	(46,149)	—	(46,149)

Total	$109,070,000			$6,132,869	—	$6,132,869

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE[5]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Bank of America Securities LLC (CMBX 2 2006-2 AAA Index)	$14,781,000	3/15/49	0.070% quarterly	$(728,229)	$(864,030)	$135,801
Credit Suisse First Boston Inc. (CDX.HY.10)	10,248,000	6/20/13	5.000% quarterly	257,023	(267,496)	524,519
Credit Suisse First Boston Inc. (CMBX 2 2006-2 AAA Index)	8,094,000	3/15/49	0.070% monthly	(398,774)	(473,313)	74,539
Credit Suisse First Boston Inc. (CMBX NA AM 1)	5,028,000	10/12/52	0.500% monthly	(397,751)	(459,094)	61,343
Credit Suisse First Boston Inc. (CMBX NA AM 1)	7,075,000	10/12/52	0.500% monthly	(559,683)	(687,028)	127,345
Credit Suisse First Boston Inc. (CMBX NA AM 1)	27,207,000	10/12/52	0.500% monthly	(2,152,267)	(1,180,671)	(971,596)
Deutsche Bank AG (CMBX.NA.AM.2)	8,400,000	3/15/49	0.500% monthly	(1,009,500)	(477,508)	(531,992)
Deutsche Bank AG (iBoxx.IG.Hi-Vol2)	10,789,333	9/20/14	1.300% quarterly	(233,145)	15,052	(248,197)
Goldman Sachs Group Inc. (CMBX 3.2007-1 AAA)	7,037,000	12/13/49	0.080% monthly	(476,003)	(822,502)	346,499
Goldman Sachs Group Inc. (CMBX NA AM 1)	4,429,000	10/12/52	0.500% monthly	(350,365)	(403,039)	52,674
Goldman Sachs Group Inc. (CMBX.NA.AM.1)	4,793,000	10/12/52	0.500% monthly	(379,160)	(383,438)	4,278
JPMorgan Chase & Co. (CMBX NA AM 1)	5,343,000	10/12/52	0.500% monthly	(422,669)	(515,548)	92,879
JPMorgan Securities Inc. (CMBX NA AM 2)	14,200,000	3/15/49	0.500% monthly	(1,706,536)	(807,215)	(899,321)
JPMorgan Securities Inc. (CMBX.3.2007-1 AJ Index)	4,170,000	12/13/49	1.470% monthly	(1,425,246)	(1,109,991)	(315,255)
Morgan Stanley & Co. Inc. (CMBX 2 2006-2 AAA Index)	4,480,000	3/15/49	0.070% monthly	(220,720)	(245,273)	24,553
Morgan Stanley & Co. Inc. (PrimeX.ARM.1)	2,933,626	6/25/36	4.420% monthly	89,984	74,730	15,254
Morgan Stanley & Co. Inc. (PrimeX.ARM.1)	2,933,626	6/25/36	4.420% monthly	89,984	61,143	28,841
RBS Securities Inc. (CMBX NA AM 1)	3,430,000	10/12/52	0.050% monthly	(271,337)	(328,805)	57,468
JPMorgan Chase & Co. (CMBX.3.2007-AAA)	473,000	12/13/49	0.080% monthly	(31,995)	(36,475)	4,480
UBS Warburg LLC (CMBX 2 2006-2 AAA Index)	11,751,000	3/15/49	0.070% monthly	(578,947)	(672,642)	93,695
UBS Warburg LLC (CMBX NA AM 2)	7,790,000	3/15/49	0.500% monthly	(936,191)	(1,409,249)	473,058
UBS Warburg LLC (CMBX NA AM 2)	9,005,000	3/15/49	0.500% monthly	(1,082,208)	(1,796,021)	713,813

Total	$174,390,585			$(12,923,735)	$(12,788,413)	$(135,322)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[4]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE[5]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Barclay’s Capital Inc. (MARKIT.CDX.HY.15)	$2,910,000	12/20/15	5.000% quarterly	$(26,437)	$(59,373)	$32,936

Notes to Schedule of Investments (unaudited) (continued)

Barclay’s Capital Inc. (MARKIT.CDX.HY.15)	42,680,000	12/20/15	5.000% quarterly		(387,738)	(831,228)	443,490
Citigroup Global Markets (CMBX 4 2007-2 AAA)	6,099,000	2/17/51	0.350% monthly		425,841	720,714	(294,873)
Credit Suisse First Boston Inc. (CMBX 1 2006-1 AAA Index)	23,234,000	10/12/52	0.100% monthly		721,581	1,034,903	(313,322)
Credit Suisse First Boston Inc. (CMBX 1 2006-1 AAA Index)	11,332,000	10/12/52	0.100% monthly		351,939	437,254	(85,315)
Credit Suisse First Boston Inc. (CMBX 1 2006-1 AAA)	12,470,000	10/12/52	0.100% monthly		387,282	498,379	(111,097)
Credit Suisse First Boston Inc. (CMBX NA AM 4)	28,800,000	2/17/51	0.500% monthly		5,400,000	2,651,598	2,748,402
Goldman Sachs Group Inc. (CMBX 1 2006-1 AAA Index)	10,732,000	10/12/52	0.100% monthly		333,305	435,516	(102,211)
Goldman Sachs Group Inc. (CMBX 1 2006-1 AAA)	33,163,000	10/12/52	0.100% monthly		1,029,946	1,716,361	(686,415)
JPMorgan Securities Inc. (CMBX.4.2007-2 AAA)	5,127,000	2/17/51	0.350% monthly		357,974	321,014	36,960
JPMorgan Securities Inc. (CMBX.4.2007-2 AJ Index)	4,170,000	2/17/51	0.960% monthly		1,491,490	1,310,225	181,265
Morgan Stanley & Co. Inc. (CMBX 1 2006-1 AAA Index)	20,692,000	10/12/52	0.100% quarterly		642,634	798,149	(155,515)
Morgan Stanley & Co. Inc. (CMBX 1 2006-1 AAA)	18,155,000	10/12/52	0.100% monthly		563,842	939,617	(375,775)
Morgan Stanley & Co. Inc. (CMBX 1 2006-1 AAA)	12,000,000	10/12/52	0.100% monthly		372,685	591,647	(218,962)
RBS Greenwich (CDX.HY.10)	10,248,000	6/20/13	5.000% quarterly		(257,023)	499,155	(756,178)
UBS Warburg LLC (CMBX 4 2007-2 AM)	1,924,000	2/17/51	0.500% monthly		360,750	373,601	(12,851)
UBS Warburg LLC (CMBX 4 2007-2 AM Index)	3,892,000	2/17/51	0.500% monthly		729,750	760,591	(30,841)
UBS Warburg LLC (CMBX 4 2007-2 AM Index)	2,983,000	2/17/51	0.500% monthly		559,312	571,852	(12,540)

Total	$250,611,000				$13,057,133	$12,769,975	$287,158

TOTAL RETURN SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND		PERIODIC PAYMENTS RECEIVED BY THE FUND	UPFRONT PREMIUMS RECEIVED	UNREALIZED APPRECIATION
Goldman Sachs Group Inc.	4,347,049	1/12/40	1-month LIBOR	‡	IOS.FN30.450.09 ‡	(31,191)	95,917

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(4)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

Notes to Schedule of Investments (unaudited) (continued)

(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2012.

			Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Purchased Options, at value	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Risk	$3,120,813	$(27,216,585)	$15,053,421	$(18,144,940)	—	—	$(6,020,678)	$(33,207,969)
Foreign Exchange Risk	—	—	—	—	$1,771,129	$(5,623,365)	—	(3,852,236)
Credit Risk	3,683,058	(2,450,416)	—	—	—	—	5,032,327	6,264,969

Total	$6,803,871	$(29,667,001)	$15,053,421	$(18,144,940)	$1,771,129	$(5,623,365)	$(988,351)	$(30,795,236)

During the period ended March 31, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$7,376,336
Written options	40,633,003
Forward foreign currency contracts (to buy)	166,336,193
Forward foreign currency contracts (to sell)	377,297,628
Futures contracts (to buy)	763,840,061
Futures contracts (to sell)	1,599,264,891

Average Notional Balance
Interest rate swap contracts	$441,440,000
Credit default swap contracts (to buy protection)	364,505,500
Credit default swap contracts (to sell protection)	250,940,650
Total return swap contracts	257,415,572

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
President

Date: May 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
President

Date: May 29, 2012

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date: May 29, 2012